BOK Financial Thrift Plan
                            for Hourly Employees






This document constitutes part of a Section 10(a) Prospectus covering the securities that have been registered under the Securities Act of 1933. The documents constituting the Section 10(a) Prospectus are held in a file maintained by the Benefits Department of Human Resources and may reviewed or obtained, without charge, upon written or oral request made to the Compensation Department of Human Resources of Bank of Oklahoma, National Association, P.O. Box 2300, Tulsa, Oklahoma 74192, telephone number (918) 588-6277.

Contents





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         Article 1. The Plan                                               1
1.1 Establishment of the Plan                                              1
1.2 Applicability of the Plan                                              1
1.3 Purpose of the Plan                                                    1

         Article 2. Definitions                                            2
2.1 Definitions                                                            2
2.2 Gender and Number                                                      6

         Article 3. Participation and Service                              7
3.1 Commencement of Active Participation                                   7
3.2 Participation Status; Membership; Reemployment                         7
3.3 Discretionary Contributions Eligibility Requirements                   8
3.4 Years of Service                                                       8
3.5 Special Provisions for Participants Who Enter the Armed Forces        11
3.6 Leased Employees                                                      11
3.7 Plan to-Plan Transfers                                                11

         Article 4. Plan Contributions                                    13
4.1 Types of Contributions                                                13
4.2 Before-Tax Contributions                                              13
4.3 After-Tax Contributions                                               13
4.4 BenePay Contributions                                                 14
4.5 Matching Contributions                                                14
4.6 Discretionary Employer Contributions                                  15
4.7 Discretionary Stock Contributions                                     15
4.8 Qualified Nonelective Contributions                                   15
4.9 Rollover Contributions                                                16
4.10 Limitations on Contributions                                         17
4.11 Elections Relating to Contributions                                  17
4.12 Payment of Contributions                                             19
4.13 Forfeitures                                                          19

         Article 5. Accounts; Allocation and Adjustments to Accounts      20
5.1 Accounts of Members                                                   20
5.2 Adjustment of Accounts; Valuation of Trust Fund                       21
5.3 Account Statements                                                    21
5.4 Transactions in BOK Financial Corporation Common Stock                21
5.5 Voting Rights in BOK Financial Corporation Common Stock               21
5.6 Tender Offers for BOK Financial Corporation Common Stock              22

         Article 6. Vesting in Accounts                                   23
6.1 Fully Vested Accounts                                                 23
6.2 Vesting                                                               23

         Article 7. Distributions; Loans; Withdrawals                     24
7.1 Distributions Upon Termination of Employment                          24
7.2 Method of Distribution                                                24
7.3 Timing of Distribution                                                24
7.4 Required and Minimum Distribution Rules                               25
7.5 Forfeitures                                                           25
7.6 Loans                                                                 26
7.7 In-Service Withdrawals                                                28
7.8 Withholding Taxes                                                     31
7.9 Direct Rollover Option                                                31
7.10 Distribution on Sale of Subsidiary/Assets                            34

         Article 8. Limitations                                           35
8.1 Limitations on Before-Tax Contributions                               35
8.2 Limitations on After-Tax Contributions and Matching Contributions     37
8.3 Combination of Limitations; Multiple Use                              39
8.4 Limitations on Annual Account Additions                               39

         Article 9. Investment of Accounts                                42
9.1 Investments                                                           42
9.2 Investment Funds                                                      42
9.3 Investment Elections for Contributions                                43
9.4 Investment Transfers                                                  44
9.5 Rules of Plan Administrator                                           44

         Article 10. Administration and Fiduciary Responsibilities        45
10.1 Duties and Powers of Plan Administrator                              45
10.2 Duties and Powers of Administrative Committee                        46
10.3 Membership                                                           46
10.4 Voting                                                               47
10.5 Compensation and Bonding                                             47
10.6 Employer to Furnish Information                                      47
10.7 Records                                                              47
10.8 Allocation of Fiduciary Responsibilities                             47
10.9 Payment of Expenses                                                  48
10.10 Filing a Claim for Benefits                                         48
10.11 Appeals from Denial of Claims                                       48
10.12 Indemnity for Liability                                             49
10.13 Conflicts                                                           49
10.14 Reliance on Information                                             49
10.15 Beneficiary Designation                                             49
10.16 Incompetency                                                        50
10.17 Information and Data for Benefits                                   51
10.18 Missing Members or Beneficiaries                                    51
10.19 No Enlargement of Employee Rights                                   51
10.20 Applicable Law                                                      51
10.21 Internal Revenue Service Approval                                   51
10.22 Severability                                                        52

         Article 11. Trust Fund and Trustee                               53
11.1 Establishment of Trust Fund                                          53
11.2 Trustee                                                              53
11.3 Rights in the Trust Fund                                             53
11.4 Nonreversion; Exclusive Benefit                                      53
11.5 Nonalienation                                                        54
11.6 Merger, Consolidation or Transfer                                    54

         Article 12. Amendment and Termination                            55
12.1 Amendment and Termination                                            55
12.2 Limitations on Amendments                                            55
12.3 Effect of Bankruptcy and Other Contingencies Affecting an Employer   56
12.4 Distributions on Plan Termination                                    56

         Article 13. Participation In and Withdrawal                      57
13.1 Participation in the Plan                                            57
13.2 Withdrawal from the Plan                                             57

         Article 14. Top-Heavy Provisions                                 58
14.1 Application of Top-Heavy Provisions                                  58
14.2 Definitions                                                          58
14.3 Minimum Contribution                                                 60
14.4 Limit on Annual Additions: Combined Plan Limit                       60
14.5 Top Heavy Vesting                                                    61
14.6 Collective Bargaining Agreements                                     61

Article 1.         The Plan

1.1       Establishment of the Plan

Bank of Oklahoma, N.A. ("Sponsor") hereby established the BOK Financial Thrift Plan for Hourly Employees, effective as of January 1, 1999, for the benefit of its Eligible Employees and the Eligible Employees of other participating Employers. The Plan is intended to qualify as a profit sharing plan under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") with a qualified cash or deferred arrangement under Code section 401(k). In accordance with Code section 401(a)(27), the determination of the Plan as a qualified profit sharing plan shall be made without regard to whether any participating Employer has current or accumulated profits.

1.2       Applicability of the Plan

The provisions of the Plan as set forth herein are generally applicable only to Employees in the employ of an Employer on or after January 1, 1999.

1.3       Purpose of the Plan

The purpose of the Plan is to provide Eligible Employees with a means of accumulating capital on a regular and long term basis for their retirement income needs.

Article 2. Definitions

2.1       Definitions

Whenever used in the Plan, the following words and phrases shall have the respective meanings stated below unless a different meaning is plainly required by the context, and when the defined meaning is intended, such term is capitalized.

(a)  "Account" means the separate account maintained for each Member pursuant to
     Section 5.1 for the purpose of accounting for the beneficial interest of the Member in the Trust Fund as of any relevant date, which Account shall consist of the following subaccounts, and other subaccounts as may be applicable to the Member, as provided in Section 5.1, and where the context indicates, the term "Account" means an individual subaccount:

     (1)  "Before-Tax Contributions Account";

     (2)  "After-Tax Contributions Account";

     (3)  "BenePay Contributions Account";

     (4)  "Matching Contributions Account";

     (5)  "Discretionary Employer Contributions Account";

     (6)  "Discretionary Stock Contributions Account";

     (7)  "Qualified Nonelective Contributions Account"; and

     (8)  "Rollover Contributions Account".

(b)  "Administrative  Committee"  means the  committee  designated  pursuant  to
     Section 10.2 which has the powers assigned to it under such section.

(c)  "Affiliate" means-

     (1) Any corporation other than the Sponsor, i.e., either a subsidiary corporation or an affiliated or associated corporation of the Sponsor, which together with the Sponsor is a member of a "controlled group" of corporations (as defined in Code section 414(b));

     (2) Any organization which together with the Sponsor is under "common control" (as defined in Code section 414(c));

     (3) Any organization which together with the Sponsor is an "affiliated service group" (as defined in Code section 414(m)); or

     (4) Any organization required to be aggregated with the Sponsor pursuant to Code section 414(o).

(d) "Beneficiary" means the person or persons designated by a Member pursuant to Section 10.15.

(e)  "Board of Directors" means the Board of Directors of the Sponsor.

(f) "Code" means the Internal Revenue Code of 1986 and the regulations issued thereunder, as amended from time to time.

(g)  "Compensation" means a Participant's pay, determined as follows:

     (1) For all purposes under the Plan, except as otherwise specified, Compensation means the Participant's base salary received from an Employer while an Employee, including shift differential pay and commissions paid to the Employee by the Employer during the Plan Year, but excluding overtime, incentive pay, annual management bonuses, taxable fringe benefits, and other forms of special remuneration. For purposes of this Section 2.1(g)(1), Compensation shall be increased by amounts excluded from compensation by reason of an Employee's election to reduce compensation in lieu of benefits under a cash or deferred arrangement under Code section 401(k) or under a cafeteria plan under Code section 125.

     (2) For purposes of satisfying the limitations described in Article 8, for purposes of determining if an individual is a Highly Compensated Employee, and for purposes of Article 14, Compensation means a Participant's wages received from an Employer or other Affiliate as defined in Code section 3401(a) for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, increased by amounts excluded from wages by reason of an Employee's election to reduce wages in lieu of benefits under a cafeteria plan under Code section 125 or a cash or deferred arrangement under Code section 401(k); provided, however, that in lieu of the definition of Compensation set forth in this paragraph (2), the Plan Administrator may elect any alternative definition of Compensation permitted under Treasury regulations for purposes of applying the limitations described in
          Article 8.

     (3) The Compensation of each Employee that may be taken into account under the Plan shall not exceed the first $160,000 of an Employee's
          Compensation (as adjusted by the Secretary of Treasury under Code section 401(a)(17)).

(h)  "Contributions" under the Plan include-

     (1) "Before-Tax Contributions" made by the Employer on behalf of a Participant, as described in Section 4.2.

     (2)  "After-Tax  Contributions"  made  by a  Participant  as  described  in
          Section 4.3.

     (3)  "Matching   Contributions"  made  by  the  Employer  on  behalf  of  a
          Participant, as described in Section 4.5.

     (4) "Discretionary Employer Contributions" made by the Employer on behalf of Eligible Employees, as described in Section 4.6.

     (5) "Discretionary Stock Contributions" made by the Employer on behalf of Eligible Employees, as described in Section 4.7.

     (6) "Qualified Nonelective Contributions" made by the Employer on behalf of Eligible Employees as described in Section 4.8.

     (7) "Rollover Contributions" made by a Participant or Eligible Employee, as described in Section 4.9.

(i) "Disability" means a physical or mental condition which entitles the Employee to begin to receive benefits under his Employer's long-term disability plan.

(j)  "Entry Date" means each January 1, April 1, July 1 and October 1.

(k) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

(l)  "Effective Date" means January 1, 1999.

(m) "Eligible Employee" means an Employee of an Employer who is compensated on an hourly basis, other than an Employee covered by a collective bargaining agreement between Employee representatives and the Employer, unless the agreement provides for coverage under the Plan. The term "Eligible
     Employee" shall also not include any person who performs services for an Employer under any agreement or arrangement (which may be written, oral and/or evidenced by the Employer's payroll practices) with the individual or with another organization that provides the services of the individual to the Employer, pursuant to which the person is treated as an independent contractor or is otherwise treated as an employee of an entity other than the Employer, irrespective of whether the individual is treated as an employee of the Employer under common law employment principles or pursuant to the provisions of Code sections 414(m), 414(n) or 414(o).

(n)  "Employee" means any person who is employed by an Employer or an Affiliate.

(o) "Employer" means the Sponsor (and any successor to the Sponsor) and each other Affiliate that adopts the Plan.

(p) "Highly Compensated Employee" means a highly compensated active Employee and a highly compensated former Employee. A highly compensated active Employee means any Employee who (1) was a 5 percent owner (as defined in Code section 416(i)(1)) at any time during the current or preceding year, or (2) during the previous year, received Compensation from the Employers and Affiliates in excess of $80,000 (as adjusted by the Secretary of Treasury under Code section 415(d)). A former Employee shall be treated as a Highly Compensated Employee if (1) such Employee was a Highly Compensated Employee when such Employee separated from service, or (2) such Employee was a Highly Compensated Employee at any time after attaining age 55. The determination of who is a Highly Compensated Employee shall be made in accordance with Code section 414(q) and the regulations thereunder.

(q) "Investment Fund or Fund" means each investment fund established from time to time by the Plan Administrator for the investment of funds credited to Members' Accounts, as provided in Section 9.2.

(r) "Member" means an Active Participant, Inactive Participant, or Former Participant (as such terms are defined in Section 3.2 who has a balance credited to his Account under the Plan. Where the context indicates, the term "Member" shall also mean the Beneficiary of a Member.

(s) "Participant" means an Eligible Employee who is eligible to be and becomes a Participant as provided in Article 3.

(t) "Plan" means the "BOK Financial Thrift Plan for Hourly Employees" as provided herein and as amended from time to time.

(u)  "Plan Administrator" means Bank of Oklahoma, N.A.

(v) "Plan Year" means a period of 12 consecutive months beginning January 1 of each year and ending on December 31.

(w)  "Sponsor" means Bank of Oklahoma, N.A. and any successor thereto.

(x) "Trust Agreement" means any agreement establishing a trust, which forms part of the Plan, to receive, hold, invest, and dispose of the Trust Fund.

(y) "Trustee" means the corporation or individual or individuals acting as Trustee under the Trust Agreement at any time of reference.

(z) "Trust Fund," or "Trust" means all the trust assets which are held by the Trustee under the Trust Agreement for the purposes of this Plan.

(aa) "Years of Service" means the service of an Employee used for determining eligibility to participate, vesting in Matching Contributions, and the applicable matching contribution percentage.

2.2       Gender and Number

Wherever applicable, the masculine pronoun as used herein shall be deemed to include the feminine pronoun, and the singular shall be deemed to include the plural.

Article 3.   Participation and Service

3.1       Commencement of Active Participation

An Eligible Employee may commence participation as an "Active Participant" under the Plan on the Entry Date coincident with or next following the later to occur of-

(a)  the Effective Date;

(b)  the date on which he is employed as an Eligible Employee;

(c)  the date on which he is credited with at least one Year of Service; or

(d)  the date he attains his 21st birthday

by filing an election to make Before-Tax Contributions or After-Tax Contributions as provided in Section 4.11 effective as of such Entry Date. An Eligible Employee who does not elect to make Before-Tax Contributions or After-Tax Contributions effective as of the Entry Date described in the preceding sentence may thereafter commence participation as an Active Participant as of the first day of any month by filing an election to commence Before-Tax Contributions or After-Tax Contributions as provided in Section 4.11.

3.2       Participation Status; Membership; Reemployment

A Participant shall either be an "Active Participant," an "Inactive Participant," or "Former Participant" under the Plan. An Eligible Employee who has become an Active Participant under the Plan, as provided in Section 3.1, shall continue his status as an Active Participant so long as he remains employed as an Eligible Employee and he is making Before-Tax Contributions or After-Tax Contributions. An Employee who has become an Active Participant under the Plan, as provided in Section 3.1, shall be an Inactive Participant during any period when he is employed as an Employee, he has a balance credited to his Account and he is not making Before-Tax Contributions or After-Tax Contributions under the Plan. Such an Inactive Participant shall resume the status of an Active Participant at the time he resumes making such Contributions while employed as an Eligible Employee.

An Eligible Employee who has received a Discretionary Employer Contribution allocation or who has made a Rollover Contribution, but who has not become an Active Participant, shall be an Inactive Participant and shall continue such status as an Inactive Participant so long as he remains employed as an Employee and he has a balance credited to his Account, or until he becomes an Active Participant.

An Active Participant or Inactive Participant who ceases employment as an Employee shall become a "Former Participant". A Former Participant shall immediately become an Inactive Participant upon his reemployment as an Employee (if he still has a balance credited to his Account), and shall become an Active Participant upon his reemployment as an Eligible Employee and his resumption of Before-Tax Contributions or After-Tax Contributions. As provided in Section 2.1(r) an individual shall be classified as a "Member" under the Plan so long as he is an Active Participant, Inactive Participant or Former Participant, and he has a balance credited to his Account under the Plan.

3.3       Discretionary Contributions Eligibility Requirements

An Eligible Employee shall be eligible to receive a Discretionary Employer Contribution (as provided in Section 4.6) if the Eligible Employee has completed one Year of Service and attained age 21.

An Eligible Employee shall be eligible to receive a Discretionary Stock Contribution (as provided in Section 4.7) only if he meets the requirements of subsections (a) and (b) of this Section 3.3:

(a)  the Eligible Employee has-

     (1)  completed one Year of Service, and

     (2)  attained age 21; and

(b)  the Eligible Employee-

(1) was an Eligible Employee for the entire Plan Year prior to the Plan Year to which such Discretionary Stock Contribution relates, and

(2) is employed as an Eligible Employee on the date that such Discretionary Stock Contribution is made.

3.4       Years of Service

An Employee shall be credited with Years of Service in accordance with the following provisions:

(a) An Employee shall receive credit for a Year of Service, for purposes of determining eligibility to participate pursuant to Section 3.1(c), for the 12-month period beginning on the Employee's Employment Commencement Date and ending on the first anniversary thereof, if the Employee completes 1,000 or more Hours of Service during such period. If an Employee fails to complete 1,000 or more Hours of Service during such period, the Employee shall receive credit, for purposes of eligibility to participate, for any Plan Year beginning after the Employee's Employment Commencement Date, during which the Employee completes 1,000 or more Hours of Service.

(b) An Employee shall receive credit for a Year of Service, for purposes of vesting pursuant to Section 6.2(a) and for purposes of determining a Participant's applicable matching contribution percentage pursuant to
     Section 4.5(b), as follows:

     (1) for employment prior to January 1, 1995, an Employee shall receive credit for a Year of Service for any consecutive 12-month period beginning on the Employee's Employment Commencement Date or anniversaries thereof during which he or she- completes at least 1,000 Hours of Service, and

     (2) for employment on and after January 1, 1995, an Employee shall receive credit for a Year of Service for any Plan Year during which he completes at least 1,000 Hours of Service, and

     (3) with respect to any Employee who was employed in 1994 and did not complete 1,000 Hours of Service in the computation period commencing in the 1994 calendar year, such Employee shall receive credit for a Year of Service (in addition to a Year of Service credited under paragraph (2) above) if he is credited with 1,000 Hours of Service during the full 12-month computation period (as determined under paragraph (1) above) commencing in the 1994 calendar year.

(c) Years of Service shall also include any years of service credited for a period of employment by a corporation which is acquired (through a stock purchase, an asset purchase, a merger, or otherwise) by an Employer to the extent the Plan Administrator, in its discretion, determines that such employment shall be included as Years of Service and provided such credit is given on a uniform and nondiscriminatory basis with respect to all Employees of such corporation.

(d) If an Employee who incurs a One-Year Break in Service is subsequently reemployed by an Employer or non-participating Affiliate, the Years of Service the Employee had prior to such One-Year Break in Service shall be reinstated upon the Employee's reemployment.

(e) In determining an Employee's Years of Service pursuant to this Section 3.4 the following terms shall apply:

     (1) "Employment Commencement Date" means the first day on which an Employee first performs an Hour of Service for an Employer or Affiliate or, if applicable, the first day following a One-Year Break in Service on which an Employee performs an Hour of Service for an Employer or Affiliate.

     (2) "Break in Service" means the cessation of crediting Hours of Service when the Employee-

          (A)  resigns;

          (B)  is discharged;

          (C) fails to report for work within the period required under the law pertaining to veterans' reemployment rights after the Employee is released from military duty with the armed forces of the Untied States, in which case the Employee's Break in Service shall be deemed to have occurred on the first day of the Employee's authorized leave of absence for such military duty;

          (D) is on an authorized leave of absence and fails to return to employment, in which case the Employee's Break in Service shall be deemed to have occurred on the first day of the Employee's authorized leave of absence; or

          (E)  retires or dies.

     (3) "One-Year Break in Service" means each Plan Year in which an Employee who has a Break in Service is credited with less than 501 Hours of Service.

     (4) "Hours of Service" means the hours of service credited to an Employee as follows:

          (A) One hour for each hour for which he is paid, or entitled to payment, by an Employer or an Affiliate for the performance of duties during the applicable computation period for which his Hours of Service are being determined under the Plan.

          (B) One hour for each hour, in addition to the hours in Section 3.4(e)(4)(A), for which he is directly or indirectly paid, or entitled to payment, by an Employer or an Affiliate, on account of a period of time during which no duties are performed due to vacation, holiday, illness, disability, layoff, jury duty, military duty or leave of absence. Not more than 501 hours shall be credited under this Section 3.4(e)(4)(B) on account of any single continuous period during which he performs no duties.

          (C) One hour for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or an Affiliate, with no duplication of credit for hours.

          (D) An Employee shall be credited with 190 Hours of Service for each month during which such Employee would otherwise be required to be credited with at least one Hour of Service under the foregoing provisions of this Section 3.4(e)(4). An Employee's Hours of Service shall be credited in accordance with the rules of Department of Labor regulation section 2530.200b-2(b) and (c), which are incorporated herein by reference.

          (E) For purposes of determining whether an Employee has had a One-Year Break in Service, an Employee who is absent from work for reasons of an "authorized maternity or paternity leave" shall be credited with the number of Hours of Service (not in excess of 501) equal to-

               (i) the number of Hours of Service which otherwise would normally have been credited to such Employee but for such absence, or

               (ii) in any  case  in  which  the  number  of  Hours  of  Service described in Section 3.4(e)(4)(E)(i) cannot be determined, eight Hours of Service per day of such absence.

               An absence for an "authorized maternity or paternity leave" means an absence by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for such child for a period immediately following such birth or placement. The Hours of Service described in this Section 3.4(e)(4)(E)(i) shall be credited only in the Plan Year in which the absence from work begins if the Employee would be prevented from incurring a Break in Service in such Plan Year solely because of this provision or, in any other case, in the immediately following Plan Year.

3.5       Special Provisions for Participants Who Enter the Armed Forces

If an Eligible Employee is absent from employment for voluntary or involuntary military service with the armed forces of the United States and returns to employment within the period required under the law pertaining to veterans' reemployment rights, the Eligible Employee shall receive Contributions, benefits and service credit in accordance with Code section 414(u).

3.6       Leased Employees

A person who is not an Employee and who performs services for an Employer or an Affiliate pursuant to an agreement between the Employer or Affiliate and a leasing organization shall be considered a "leased employee" if such person performed the services on a substantially full time basis for a period of at least a year and the services performed under the primary direction and control of the Employer or Affiliate. A person who is considered a "leased employee" of an Employer or an Affiliate shall not be considered an Employee for purposes of the Plan. If such a person becomes a Participant as a result of subsequent employment with an Employer, he shall receive service for his employment as a leased employee.

3.7       Plan-to-Plan Transfers

The Plan Administrator, in its discretion, shall be empowered to effect a transfer of a Member's Account balance from this Plan to the BOK Financial Thrift Plan for Salaried Employees, provided that (1) such Member has ceased to be an Eligible Employee under this Plan, (2) such Member has been a participant in the BOK Financial Thrift Plan for Salaried Employees for at least one year,
(3) the Member is 100% vested in his or her Account  balance under the Plan, and
(4) the transfer satisfies the requirements of Code sections 414(l) and 411(d)(6). The Plan Administrator, in its discretion, shall be empowered to accept a plan-to-plan transfer into this Plan from the BOK Financial Thrift Plan for Salaried Employees, provided that (1) the Member on whose behalf the plan-to-plan transfer is to be made has been a Participant in this Plan for at least one year, (2) the Member is 100% vested in his or her transferred Account balance from the BOK Financial Thrift Plan for Salaried Employees, and (3) the transfer satisfies the requirements of Code sections 414(l) and 411(d)(6).

Article 4.   Plan Contributions

4.1       Types of Contributions

From and after the Effective Date, the following types of Contributions are provided for under the Plan:

(a) Before-Tax Contributions, by the Employer on behalf of Active Participants, as described in Section 4.2;

(b)  After-Tax  Contributions,  by Active Participants,  as described in Section
     4.3;

(c)  Matching Contributions, by the Employer, as described in Section 4.5;

(d)  Discretionary  Employer  Contributions,  by the  Employer,  as described in
     Section 4.6;

(e) Discretionary Stock Contributions, by the Employer, as described in Section 4.7;

(f)  Qualified  Nonelective  Contributions,  by the  Employer,  as  described in
     Section 4.8; and

(g)  Rollover Contributions, by Eligible Employees, as described in Section 4.9.

4.2       Before-Tax Contributions

An Active Participant may elect to reduce his Compensation in one percent (1%) increments not to exceed twelve percent (12%) for any pay period for which his election is in effect, and to have the amounts by which his Compensation is so reduced contributed on his behalf by his Employer as Before-Tax Contributions under the Plan. All elections with respect to Before-Tax Contributions shall be made in accordance with the provisions of this Article 4. The Before-Tax Contributions made on behalf of an Active Participant shall be credited and allocated to his Before-Tax Contributions Account. The sum of the percentage of Before-Tax Contributions elected under this Section 4.2 and the percentage of After-Tax Contributions elected under Section 4.3 for any period shall not exceed twenty percent (20%).

4.3       After-Tax Contributions

An Active Participant may elect to make After-Tax Contributions in one percent (1%) increments not to exceed twelve percent (12%) for any pay period for which his election is in effect, and to have such amounts deducted from his
Compensation  and  contributed  on his  behalf  by  his  Employer  as  After-Tax
Contributions under the Plan. All elections with respect to After-Tax Contributions shall be made in accordance with the provisions of this Article 4. The After-Tax Contributions made on behalf of an Active Participant shall be credited and allocated to his After-Tax Contributions Account. The sum of the percentage of Before-Tax Contributions elected under Section 4.2 and the percentage of After-Tax Contributions elected under this Section 4.3 for any period shall not exceed twenty percent (20%).

4.4       BenePay Contributions

Employees shall not be permitted to contribute to the Plan any portion of such Employee's elected "benepay allowance" (as such term is defined in a cafeteria plan under Code section 125).

4.5       Matching Contributions

For each Plan Year, the amount of Matching Contributions (as described in Section 4.5(b)) determined with respect to each Employer shall be credited to each Active Participant employed by the Employer in accordance with the following provisions:

(a) Eligible Active Participants. As provided in Section 3.3, a Participant shall only be an Active Participant during those periods with respect to which he is making Before-Tax or After-Tax Contributions as an Eligible Employee. During those periods when a Participant is an Active Participant, he shall be eligible for a Matching Contribution, as described in Section 4.5(b).

(b)  Matching  Contribution  Percentage.  Each Active  Participant  described in
     Section 4.5(a) shall be eligible to receive a Matching Contribution equal to the "matching percentage" applicable to him under the "Contribution Table" in this Section 4.5(b) times the sum of his Before-Tax and/or After-Tax Contributions, but not to exceed five percent (5%) of the Active Participant's Compensation for such pay period. An Active Participant's "matching percentage" shall be determined in accordance with the following table:

          Contribution Table
        ------------------------------------------- ---------------------------

        Years of Service                            Matching Percentage
        ------------------------------------------- ---------------------------

        Less than 3 years                           40%
        At least 3 years but less than 7 years      60%
        At least 7 years but less than 10 years     80%
        10 or more years                            100%

        ------------------------------------------- ---------------------------


The "matching percentage" applicable to an Active Participant for a Plan Year shall be determined by reference to the number of Years of Service credited to him as of the beginning of such Plan Year, and once determined, such "matching percentage" shall remain unchanged for the entire Plan Year. The Matching Contributions determined under this Section 4.5 shall be made by the Employers participating under the Plan during the Plan Year and shall be made in cash or in shares of BOK Financial Corporation Common Stock. The Matching Contributions made on behalf of an Active Participant shall be credited and allocated to his Matching Contributions Account.

4.6       Discretionary Employer Contributions

For each Plan Year, each Employer, in its sole discretion, may make a Discretionary Employer Contribution to the Plan to be allocated among all Eligible Employees who have satisfied the Discretionary Contribution Eligibility Requirements set forth in Section 3.3 in proportion that each such Eligible Employee's Compensation bears to the total Compensation of all such Eligible Employees of the Employer. The Discretionary Employer Contribution made on behalf of an Eligible Employee shall be made in cash or in shares of BOK Financial Corporation Common Stock and shall be credited and allocated to each such Eligible Employee's Discretionary Employer Contributions Account.

4.7       Discretionary Stock Contributions

For each Plan Year, the Sponsor, in its sole discretion, may make a Discretionary Stock Contribution to the Plan to be allocated among all Eligible Employees who have satisfied the Discretionary Contribution Eligibility Requirements set forth in Section 3.3 based upon a fixed number of shares per Eligible Employee. The Discretionary Stock Contribution shall be made in shares of BOK Financial Corporation Common Stock, shall be fully vested, and shall be credited and allocated to each such Eligible Employee's Discretionary Stock Contributions Account.

4.8       Qualified Nonelective Contributions

(a) In General. As provided in Section 8.1(c)(1) and 8.2(c)(1), the Sponsor may elect that the Employers will make Qualified Nonelective Contributions as defined in this Section 4.8 for any Plan Year beginning on or after the Effective Date. Eligibility for and allocation of Qualified Nonelective Contributions shall be determined by the Sponsor. Such Contributions shall be taken into account in determining the actual deferral percentage as described in Section 8.1(a) except to the extent that such amounts are taken into account in determining the contribution percentage described in
     Section 8.2(a). Any Qualified Nonelective Contributions made on behalf of an Active Participant or an Eligible Employee shall be credited and allocated to his Qualified Nonelective Contributions Account. An Eligible Employee who was not a Participant shall become a Participant beginning in the Plan Year for which Qualified Nonelective Contributions were allocated on his behalf under the Plan.

(b) Definition. Qualified Nonelective Contributions means contributions (other than matching contributions) made by the Employer and allocated to Eligible Employees' Accounts that are subject to the restrictions provided in
     Section 4.8(c) below.

(c) Special Requirements. Qualified Nonelective Contributions are subject to the following additional requirements:

     (1) the Participant may not elect to receive such Contributions until distributed from the Plan;

     (2)  such Contributions are 100% vested and nonforfeitable when made;

     (3) such Contributions are not distributable under the terms of the Plan to Participants or their Beneficiaries earlier than the earlier of:
          (A) separation from service,  death, or disability of the Participant;
          (B) attainment of age 59-1/2 by the Participant; or (C) termination of the Plan without establishment of a successor plan; and

     (4) any other requirements applicable under Code sections 401(k) and 401(m).

(d) Eligibility. Only Active Participants or Eligible Employees who are not Highly Compensated Employees who are actively employed by the Employer on the last day of the Plan Year shall be eligible to share in the Qualified Nonelective Contributions, if any, made hereunder with respect to the applicable Plan Year. To the extent provided in the regulations, the Employers may make such Contributions on behalf of some Employees who are not Highly Compensated Employees and not for others in that group.

(e) Allocations. The amount of the Qualified Nonelective Contributions (if any) determined for a particular Plan Year with respect to an Employer shall be stated in terms of-

     (1)  a flat dollar amount, or

     (2) a percentage of Compensation with respect to Eligible Employees who are eligible for an allocation under this Section 4.8. The allocation method and the amount of such Contributions, if any, for a particular Plan Year shall be determined by the Plan Administrator in its sole discretion. Each Employer shall then contribute as a Qualified Nonelective Contribution an amount equal to the amount determined above.

4.9       Rollover Contributions

An Eligible Employee may, in accordance with procedures prescribed by the Plan Administrator, contribute the following amounts to the Plan provided such amounts are delivered to the Trustee in cash or cash equivalents:

(a)  All or any  portion  of a  distribution  (or  proceeds  from  the  sale  of distributed property) which qualifies as an "eligible rollover distribution" as defined in Code section 402(c)(4), provided such amount is paid over to the Trustee on or before the 60th day after receipt by the Eligible Employee of the distribution, or such amount is a direct rollover to the Trustee made in accordance with Code section 401(a)(31) and the Treasury regulations thereunder.

(b) A distribution from an individual retirement account, the entire amount of which distribution is from a source described in Section 4.9(a).

An Eligible Employee shall be eligible to make a Rollover Contribution either before or after becoming an Active Participant (as provided in Section 3.1). All Rollover Contributions with respect to an Eligible Employee shall be credited and allocated to such Eligible Employee's Rollover Contributions Accou nt.

4.10      Limitations on Contributions

In addition to the contribution limitations and requirements of the foregoing sections of this Article 4, contributions under the Plan shall be subject to the following limitations and requirements:

(a) Limitation on Before-Tax Contributions. The maximum amount of Before-Tax Contributions contributed by an Employer on behalf of any Participant during a calendar year shall be $10,000 (as adjusted by the Secretary of the Treasury to reflect increases in the cost of living). In any event where the Before-Tax Contributions limited by this Section 4.10(a) would exceed the maximum limitation provided herein, the election to make
     Before-Tax Contributions shall be suspended for the balance of that calendar year and the Participant shall be entitled to elect to make After-Tax Contributions in lieu of the suspended Before-Tax Contributions as provided in Section 4.10(b).

(b) Redirected Contributions. In the event any Before-Tax Contributions are suspended pursuant to Section 4.10(a), the Participant shall be entitled to elect to make After-Tax Contributions in lieu of the suspended Before-Tax Contributions (but not to exceed the 12% of Compensation limit described in Section 4.3). Any After-Tax Contributions made under this Section 4.10(b) in lieu of suspended Before-Tax Contributions shall be allocated to the Participant's After-Tax Contributions Account.

(c) Maximum Deductible Contributions. In no event shall an Employer make Before-Tax Contributions on behalf of Participants for any Plan Year in an amount greater than the maximum amount which is deductible by such Employer under the applicable provisions of the Code.

(d) Other Contribution Limitations. Contributions under this Article 4 shall be further subject to the limitations and restrictions of Article 8.

4.11      Elections Relating to Contributions

Elections to make Before-Tax Contributions or After-Tax Contributions under the provisions of this Article 4 shall be subject to and governed by the following provisions of this Section 4.11, in addition to the other conditions and requirements relating to such Contributions as are contained in this Article 4:

(a) Elections in General. All elections relating to Contributions by Participants under this Section 4.11 shall be made in such manner as may be prescribed by the Plan Administrator from time to time. Such election shall designate the contribution rate or rates for the Contributions elected, provide for the appropriate payroll deduction and/or payroll reduction of the elected Contributions, specify the Investment Fund or Funds to which the Contributions are to be allocated pursuant to Section 9.3, and provide for such other information as the Plan Administrator may require from time to time. Elected Before-Tax Contributions and elected After-Tax Contributions shall be made by payroll reduction and deduction, respectively. Such Contributions shall be made with respect to each pay period the applicable election is in effect and shall be determined by multiplying the Active Participant's Compensation for such pay period by the elected contribution rate for the Before-Tax Contributions or After-Tax Contributions elected, with the product thereof rounded to the nearest whole cent. An Active Participant's election with respect to his Before-Tax Contributions or After-Tax Contributions shall remain in effect so long as he continues as an Active Participant, or until he makes a change with respect to such Contributions as provided in Section 4.11(c).

(b) Commencement of Elections. An Eligible Employee must elect to make Before-Tax Contributions or After-Tax Contributions under the Plan in order to become an Active Participant. Such election to make Contributions shall become effective as of the Entry Date immediately following the date such election is made or as soon thereafter as administratively practicable.

(c) Changes in Contribution Elections. An Active Participant may elect to make a change with respect to his election of Before-Tax Contributions or After-Tax Contributions under the Plan, including a change with respect to the type of such Contributions or the contribution rate or rates for such Contributions. An election under this Section 4.11(c) shall become effective as of the Entry Date immediately following the date such change is made or as soon thereafter as administratively practicable.

(d) Suspension of Contributions. An Active Participant may at any time elect to suspend all of his Before-Tax Contributions or After-Tax Contributions under the Plan. An election to suspend Contributions under this Section 4.11(d) shall become effective as of the payroll period immediately following the date such suspension is made or as soon thereafter as administratively practicable.

(e) Electronic or Telephonic Changes. From time to time, the Plan Administrator may authorize the use of electronic or telephonic communications for affecting changes in contribution elections. Any such authorized commencement, change, or suspension of a Participant's contribution election shall be in lieu of any written form that might otherwise be required pursuant to this Section 4.11.

4.12      Payment of Contributions

The Employer shall deposit After-Tax and Before-Tax Contributions with the Trustee as soon as administratively reasonable, not to exceed 90 days from the date on which such amounts would otherwise have been payable to the Participant.

4.13      Forfeitures

Any forfeitures arising under the terms of the Plan each Plan Year shall be used to reduce the Employers' Matching Contributions for such Plan Year or any following Plan Year. An Employer shall receive credit for the forfeitures (if any) of the Members who were last employed by such Employer.

In lieu of having forfeitures applied against Matching Contributions, the Employer may elect to have any portion of such forfeitures applied toward the payment of its share of any expenses, as provided in Section 10.9.

Article 5.  Accounts; Allocation and Adjustments to Accounts

5.1       Accounts of Members

The Plan Administrator shall maintain, or cause to be maintained, an Account for each Member for the purpose of accounting for the beneficial interest of each such Member in the assets constituting the Trust Fund, which interest is attributable to the Contributions credited to such Member under the Plan and as such interest is adjusted to reflect Contributions, the earnings, gains and losses on and changes in the value of the funds credited to the Account, charges to reflect administrative expenses and any distributions or payments made to or with respect to such Member from his Account. Each such Account shall consist of the following subaccounts as may be applicable to the Member in order to account for the specified Contributions to be credited to each such subaccount:

(a) Before-Tax Contributions Account-to account for Before-Tax Contributions credited to the Account.

(b) After-Tax Contributions Account-to account for After-Tax Contributions credited to the Account.

(c)  BenePay   Contributions   Account-to  account  for  BenePay   Contributions
     transferred into the Plan pursuant to Section 3.7.

(d)  Matching  Contributions   Account-to  account  for  Matching  Contributions
     credited to the Account.

(e) Discretionary Employer Contributions Account-to account for Discretionary Employer Contributions credited to the Account.

(f) Discretionary Stock Contributions Account-to account for Discretionary Stock Contributions credited to the Account.

(g)  Qualified  Nonelective   Contributions  Account-to  account  for  Qualified
     Nonelective Contributions credited to the Account.

(h)  Rollover  Contributions   Account-to  account  for  Rollover  Contributions
     credited to the Account.

Each such subaccount, and any other subaccount maintained as part of a Member's Account, shall reflect the applicable Contributions credited to the subaccount, the earnings, gains and losses on and changes in the value of the funds credited to the subaccount, charges to the subaccount to reflect administrative expenses and any distributions or payment made to or with respect to the Member from the subaccount. A Member's Account shall reflect the Member's investment interest of the funds credited to such Account in the Investment Funds from time to time. The Plan Administrator shall also maintain, cause to be maintained, such other accounts, subaccounts, records or books as are deemed necessary to properly provide for the maintenance of Accounts under the Plan, and to carry out the intent and purposes of the Plan.

5.2       Adjustment of Accounts; Valuation of Trust Fund

The Accounts of Members shall normally be adjusted each business day (or as soon as administratively practicable after such business day) to reflect all Contributions credited to the Accounts, all payments, distributions and expenses charged to the Accounts and all earnings, gains or losses on the funds credited to the Accounts. In making such adjustments, the Member's Accounts shall reflect the allocations of the investment or reinvestment of the funds credited to such Accounts among the Investment Funds (or loans pursuant to Section 7.6), and the allocable shares of the Member's investment or reinvestment therein. The assets of the Trust Fund shall be valued by the Trustee. The method of valuation of the Trust Fund shall be determined by the Trustee pursuant to the terms of the Trust Agreement and shall be made on the basis of the fair market value of the assets of the Trust Fund.

5.3       Account Statements

At least once with respect to each Plan Year, the Plan Administrator shall deliver to each Member in the Plan a statement of the Member's Account under the Plan.

5.4       Transactions in BOK Financial Corporation Common Stock

(a) Securities Transactions. The Trustee may receive BOK Financial Corporation Common Stock from an Employer in the name of the Trustee or shall upon the Plan Administrator's direction acquire BOK Financial Corporation Common Stock in the open market or from an Employer. Any shares of BOK Financial Corporation Common Stock purchased from an Employer by the Trustee shall be purchased at the purchase price as specified in the Trust Agreement.

(b) Cash Contributions. Any cash contributions intended for investment in BOK Financial Corporation Common Stock shall be invested by the Trustee, in BOK Financial Corporation Common Stock within 30 days following the date of contribution. Notwithstanding the foregoing, the Trustee may maintain a cash reserve fund within the BOK Financial Corporation Common Stock Fund. Such cash reserve fund shall be limited to the amount needed to meet current requirements of the Plan to make cash withdrawals or disbursements under the Plan.

5.5       Voting Rights in BOK Financial Corporation Common Stock

Shares of BOK Financial Corporation Common Stock allocated to Members' Accounts shall be voted by the Trustee only in accordance with and upon instructions of the Member given on forms provided for that purpose. If a Member fails to give the Trustee written directions with regard to voting such shares, the shares will be voted by the Trustee in the same ratio as those shares credited to the Accounts of Members who do give instructions to the Trustee. Written notice of any right to vote such shares shall be given by the Plan Administrator to all Members and voting instructions received by Plan Administrator from Members shall be transmitted to the Trustee. Any shares of BOK Financial Corporation Common Stock held in the Trust that are not allocated to the Account of a Member shall not be voted.

The Plan Administrator shall establish procedures to safeguard the confidentiality of information relating to the purchase, sale, holding, and exercise of voting and similar rights with respect to BOK Financial Corporation Common Stock. Where the Plan Administrator determines, in its discretion, that the potential for undo Employer influence exists over Members' exercise of such rights, it shall appoint an "independent fiduciary" as described in Department of Labor Regulations 2550.404(c)-(d)(4)(ix) to monitor compliance with such procedures.

5.6       Tender Offers for BOK Financial Corporation Common Stock

In the event a tender offer or exchange offer is made involving shares of BOK Financial Corporation Common Stock, the Administrative Committee may, in its sole and absolute discretion, direct the Trustee to tender the shares owned by the Plan in accordance with the terms of such tender or exchange offer. If less than all of the shares tendered by the Plan are accepted, the Trustee shall allocate proceeds proportionately among the Accounts of Members who are invested in the BOK Financial Corporation Common Stock Fund as of the date of such tender offer.

Article 6.   Vesting in Accounts

6.1       Fully Vested Accounts

A Member shall at all times be fully vested and have a nonforfeitable interest in the balances credited to any Before-Tax Contributions Account, After-Tax Contributions Account, BenePay Contributions Account, Discretionary Stock Contributions Account, Qualified Nonelective Contributions Account, and Rollover Contributions Account maintained for him under the Plan.

6.2       Vesting

(a) 5 Year Vesting. A Member's vested and nonforfeitable interest in the balance credited to his Matching Contributions Account and Discretionary Employer Contributions Account shall be determined by reference to his completed Years of Service in accordance with the following schedule:

          --------------------------- ------------------------

          Completed                   Vested
          Years of Service            Percentage
          --------------------------- ------------------------

          Less than 5 years           0%
          5 years or more             100%

          --------------------------- ------------------------


(b) Accelerated Vesting. Notwithstanding the provisions of Section 6.2(a), a Member shall be fully vested and have a nonforfeitable interest in the balance credited to his Matching Contributions Account and Discretionary Employer Contributions Account if:

     (1)  He attains age 65 while an Employee;

     (2) He dies or his employment as an Employee is terminated as a result of a Disability while an Employee; or

     (3) While he is an Employee, Contributions to the Plan are completely discontinued or the Plan is terminated, or the Plan is partially terminated and such Member is affected by such partial termination.

Article 7.   Distributions; Loans; Withdrawals

7.1       Distributions Upon Termination of Employment

Upon a Member's termination of employment as an Employee for any reason, there shall be distributed to the Member, or to his Beneficiary in case of his death, the vested and nonforfeitable portion of the balance credited to the Member's Account. If the vested and nonforfeitable portion of a Member's Account exceeds $5,000 (or such higher amount as may be permitted by applicable law or regulation), then such distribution shall not be made (without the Member's consent) at any time before the earlier of the Member's 65th birthday or the Member's death.

7.2       Method of Distribution

The normal form of benefit payment under the Plan shall be a single lump sum payment. A Member may elect either an immediate single lump sum payment or a deferred single sum payment; provided, however, that the maximum deferral period shall be five years measured from the end of the Plan Year in which the Member terminated his employment as an Employee. In lieu of the normal form of payment, a Member who terminates his employment as an Employee after his 65th birthday or after attaining his 60th birthday and completing 10 Years of Service shall be entitled to elect monthly, quarterly, semi-annual, or annual installment payments to be paid over a period not to exceed 10 years from the benefit commencement date. A Member may, by written notification to the Plan Administrator, elect to withdraw the remaining value of his vested Account balance in a lump sum prior to the completion of the installment payment period.

All distributions shall be made in cash, except to the extent that in-kind distribution of certain Investment Funds shall be allowed, at the Member's election, subject to minimum share limits as established by the Plan Administrator from time to time.

7.3       Timing of Distribution

(a)  Subject to the provisions of Section 7.1, distributions pursuant to Section
     7.1 shall be made to or with respect to the Member as soon as practicable following his termination of employment.

(b) Following his termination of employment but prior to attaining age 65, a Member shall be entitled, by written notification to the Plan Administrator, to receive or commence his distribution in accordance with the methods of distribution described in Section 7.2.

(c) Distribution of a Member's Account shall not commence later than the 60th day after the later to close of the Plan Year in which-

     (1)  he attains age 65,

     (2)  his termination of employment as an Employee occurs, or

     (3) he attains the 10th anniversary of the date on which he became a Participant under the Plan.

(d) If a Member dies after his termination of employment as an Employee but prior to receiving distribution of his Account to which he is entitled under this Article 7, his Account shall be distributed to the Member's Beneficiary as soon as practicable after his death.

7.4       Required and Minimum Distribution Rules

Notwithstanding any other provision of this Article 7, the following provisions shall apply to Plan distributions:

(a) In no event shall the distribution of a Member's Account commence later than the April 1 of the calendar year following the calendar year in which the Member attains age 70-1/2; provided, however, that in the case of a Member who remains employed as an Employee and is not a 5 percent owner (as defined in Code section 416(i)(1)(B)(i)), such distribution shall not be required to be made prior to April 1 of the calendar year following the calendar year in which the Member retires.

(b) If a Member dies prior to the payment of benefits, the Member's benefits shall be distributed as soon as practicable following the Member's death, and, in any event, within five years of the Member's death.

(c) In addition to the foregoing provisions of this Section 7.4, all distributions of or with respect to a Member's benefits shall be made in accordance with Code section 401(a)(9) (including the regulations thereunder), and the provisions of the Plan relating to the payment of such distributions shall be interpreted and applied in accordance with Code section 401(a)(9). The provisions of such Code section 401(a)(9) shall control over any distribution option or other provision of the Plan which is inconsistent with the provisions of Code section 401(a)(9).

7.5       Forfeitures

(a) If a Member's employment as an Employee terminates and the value of the nonforfeitable portion of the balance credited to his Account is not greater than $5,000 (or such higher amount as may be permitted by applicable law or regulation), the Member shall receive a distribution of the value of the nonforfeitable portion of his Account and the value of the nonvested portion shall be treated as a forfeiture.

(b) If a Member's employment as an Employee terminates and the value of the nonforfeitable portion of the balance credited to his Account is greater than $5,000 (or such higher amount as may be permitted by applicable law or regulation), the Member may elect to receive a distribution of the value of the nonforfeitable portion of his Account and the value of the forfeitable portion of such Account shall be treated as a forfeiture.

(c) If a Member receives a distribution pursuant to Section 7.5(a) or (b) which is less than the value of the Member's Account and he is reemployed by an Employer or Affiliate prior to incurring five consecutive One-Year Breaks in Service (as defined in Section 3.6(d)(3)), any portion of such Account forfeited pursuant to Section 7.5(a) or (b) shall be restored if the Member repays to the Plan the full amount of his distribution. Such repayment must be made prior to the fifth anniversary of the first date on which the Member is subsequently reemployed by the Employer or Affiliate. The source for restoring forfeitures shall be first, current forfeitures, and if insufficient, an additional contribution by the Member's Employer. Repaid distributions and restored forfeitures shall be invested in an Investment Fund or Funds designated by the Member.

(d) If a Member incurs five consecutive One-Year Breaks in Service (as defined in Section 3.6(d)(3)), or if Section 7.5(c) is applicable to the Member but he fails to make the repayment described therein, he shall permanently forfeit the portion of his Account that was forfeited pursuant to Section 7.5(a) or (b) at the time of his initial termination of employment, or if no amount was forfeited at such time, he shall permanently forfeit the nonvested portion of his Account at the time he incurs such five consecutive One-Year Breaks in Service.

7.6       Loans

An "Eligible Member" (as defined in Section 7.6(b)) may make a loan from his Account in accordance with the provisions of this Section 7.6 and any loan procedures established from time to time by the Plan Administrator. Any such loan shall be subject to the following provisions of this Section 7.6:

(a) Loans in General. Loans under this Section 7.6 shall only be available to an "Eligible Member" as defined in Section 7.6(b). Each request for a loan shall be made in such manner as may be prescribed by the Plan Administrator from time to time, and shall be accompanied by such documentation as the Plan Administrator may require for processing the loan request. Subject to the further provisions of this Section 7.6, the Plan Administrator may from time to time adopt such rules relating to the terms, conditions and the making of loans as it deems appropriate, including, without limitation, rules limiting the number and frequency of the loans that may be made by an Eligible Member, providing for a minimum loan amount, providing for a fee for a loan, and governing the loan repayment procedures.

(b) Eligible Members. The term "Eligible Member" shall mean a Member who is an Employee on the date the loan is made or any other Member who is a "party in interest" as defined in ERISA Section 3(14) on the date on which the loan is made. A loan to an Eligible Member who is not an Employee may be offered on different terms and conditions than other loans where the differences are based solely on factors that are legally considered by commercial entities in the business of making similar loans. Pursuant to the Plan Administrator's written administrative rules, regulations and procedures (as provided for in Section 7.6(a)), the Plan Administrator shall determine the terms and conditions for such loans which may include, but shall not be limited to, charging an application fee, charging a higher interest rate, requiring a credit report and providing a payment method and schedule for loan repayments.

(c) Amount of Loan. The maximum amount of an Eligible Member's loan or loans under this Section 7.6 shall not exceed the lesser of:

     (1)  $50,000, reduced by the excess (if any) of-

          (A) the highest outstanding balance of the loan of such Member under the Plan during the one-year period ending on the date before the date on which a loan is made, over

          (B) the outstanding balance of the loan of such Member under the Plan on the date on which such loan is made, or

     (2) 50% of the Eligible Member's vested Account balance (excluding any amounts credited to such Eligible Members' Discretionary Stock Contributions Account). All determinations of the maximum loan amount under this Section 7.6(d) shall be made as of the date any loan payment is to be made, and such maximum amount shall reflect any outstanding loans the Eligible Member may have under any other qualified plan maintained by the Employers or any Affiliate. The minimum amount of any loan shall be $1,000.

(d) Term of Loan. The term for the repayment of any loan under this Section 7.6 shall not be less than one year nor extend beyond a five-year period from the date of the loan; provided, however, that, if such loan is to be used to acquire a dwelling unit which within a reasonable period of time is to be used as the principal residence of the Eligible Member, then the maximum term for such loan shall be 25 years.

(e) Interest Rate. All loans under this Section 7.6 shall bear a reasonable rate of interest which provides the Plan with a return commensurate with the prevailing interest rate charged on similar commercial loans by persons in the business of lending money. Such interest rate shall be determined by the Plan Administrator in accordance with its written loan procedures, and after giving due consideration to those factors as may be prescribed under
     Section 408(b)(6) of ERISA or other applicable law with respect to establishing interest rates for loans under employee benefit plans.

(f) Loan Repayments. All loan repayments of principal and interest shall be made in substantially equal amounts (with such payments no less frequently than on a quarterly basis) so as to permit the loan to be amortized over the term of the loan.

(g) Security for Loan. The outstanding principal balance of and accrued interest on any loan by an Eligible Member shall be secured by 50 percent of the vested balances credited to his Account. Where it deems necessary, the Plan Administrator may also require the Eligible Member to provide additional security for the repayment of any loan. No loan shall be made or remain outstanding unless the loan amount (or the outstanding balance thereof) is adequately secured.

(h) Default. In the event an Eligible Member defaults on a loan, no actual foreclosure shall occur with respect to funds in the Eligible Member's Before-Tax Account which would cause a violation of the provisions of Code section 401(k)(2)(B)(i) (i.e., before an actual distribution could be made under the Plan).

(i)  Restriction  on Loans.  Notwithstanding  the  foregoing  provisions of this
     Section 7.6, the Plan Administrator may limit loans, deny loans, declare moratoriums on the granting of loans to Eligible Members, and make the necessary rules and regulations to implement this Section 7.6.

7.7       In-Service Withdrawals

A Member may make a withdrawal from his Accounts in accordance with the following provisions:

(a) After-Tax Contributions Account. A Member may make a withdrawal of all or any portion of his unmatched After-Tax Contributions Account, and earnings thereon, at any time. A Member may make a withdrawal of all or any portion of his matched After-Tax Contributions, and earnings thereon, only after such Contributions have been held by the Plan for at least 24 months. Only one such withdrawal of a Member's matched After-Tax Contributions shall be allowed in a Plan Year. For purposes of this Section 7.7(a), "matched" After-Tax Contributions shall mean that portion of a Member's After-Tax Contributions that was necessary to obtain a Matching Contribution described in Section 4.5; "unmatched" After-Tax Contributions shall mean that portion of a Member's After-Tax Contributions that did not result in the receipt of any Matching Contributions pursuant to Section 4.5. For purposes of determining whether a Member's After-Tax Contributions were matched or unmatched, Matching Contributions shall always be attributed first to any Pre-Tax Contributions made by the Member.

(b) Rollover Contributions Account. A Member may make a withdrawal of all or any portion of his Rollover Contributions Account at any time. Only one such withdrawal pursuant to this Section 7.7(b) shall be allowed in a Plan Year.

(c) BenePay Contributions Account, Discretionary Employer Contributions Account, Discretionary Stock Contributions Account, and Qualified Nonelective Contributions Account. No withdrawals are permitted from a Member's BenePay Contributions Account, Discretionary Employer Contributions Account, Discretionary Stock Contributions Account, and Qualified Nonelective Contributions Account.

(d) Age 59 1/2. A Member may make a withdrawal of the entire balance of his Before-Tax Contributions Account at any time after age 59 1/2. Only one such withdrawal pursuant to this Section 7.7(d) shall be allowed in a Plan Year.

(e) Financial Hardship. Prior to age 59 1/2, a Member may make a withdrawal of all or any portion of his Before-Tax Contributions Account (but excluding earnings allocated to such Account after December 31, 1988) and the vested portion of his Matching Contributions Account only in the event of a Disability (as defined in Section 2.1(i)) or a "financial hardship" as provided in this Section 7.7(e). Only one such withdrawal shall be allowed pursuant to this Section 7.7(e) in a Plan Year. A Member shall be considered to have a "financial hardship" if he incurs an immediate and heavy financial need and a withdrawal is necessary to satisfy such financial need. In applying the "financial hardship" provisions in the immediately preceding sentence, the provisions in Section 7.7(e)(1) and 7.7(e)(2) shall apply to the determination of such financial hardship and the payment of such hardship withdrawal:

     (1) The Member's hardship withdrawal shall be deemed to be made on account of an immediate and heavy financial need of the Member if it is made on account of one or more of the following situations:

          (A) payment of "medical expenses" (described in Code section 213(d)) incurred by the Member or the Member's spouse or "dependents" (as defined in Code section 152);

          (B) purchase, excluding mortgage payments, of a principal residence for the Member;

          (C) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, the Member's spouse, children or dependents;

          (D) payment to prevent the eviction of the Member from his principal residence or the foreclosure on the mortgage of the Member's principal residence;

          (E)  funeral expenses for a Member's spouse, child or dependent;

          (F)  reduction   in  a   Member's   salary   due  to   the   corporate
               reorganization of the Member's Employer; or

          (G) such other deemed financial needs as are published from time to time by the Commissioner of Internal Revenue.

     (2) A hardship withdrawal pursuant to this Section 7.7(e) shall be considered to be necessary to satisfy an immediate and heavy financial need of the Member only if all of the following requirements are satisfied:

          (A) The amount of the Member's withdrawal shall be limited to an amount which is not in excess of the amount of the immediate and heavy financial need of the Member. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

          (B) The Member shall not be eligible to make a hardship withdrawal pursuant to this Section 7.7(e) unless the Member has already made a withdrawal pursuant to the other withdrawal provisions of this Section 7.7 and a loan pursuant to Section 7.6 of all available amounts under such Sections (or he makes such withdrawal and loan at the time he makes his hardship withdrawal under this Section 7.7(e)).

          (C)  If the  Member  makes  a  hardship  withdrawal  pursuant  to this
               Section 7.7(e), such Member shall not be permitted to make Before-Tax Contributions under Section 4.2 or After-Tax Contributions under Section 4.3 at any time during the 12-month period from the date he receives such hardship withdrawal payment. If such Member has an election in effect with respect to Before-Tax or After-Tax Contributions at the time of such withdrawal, such election shall automatically be suspended as of the date of his hardship withdrawal payment.

          (D) In applying the Before-Tax Contributions limitation in Section 4.10(a), the limitation as applied to the Plan Year immediately following the Plan Year in which the Member receives his hardship withdrawal payment shall take into account the Member's Before-Tax Contributions for the Plan Year in which he received his hardship withdrawal payment.

          The requirements and conditions of (A) through (D) of this Section 7.7(e)(2) shall only be considered to have been satisfied if they are satisfied with respect to the Plan and under the comparable provisions of any other plan maintained by an Employer or Affiliate in which the Member participates, has participated or becomes eligible to participate, with such provisions being applied in a manner consistent with the applicable requirements in (B) through (D) of this Section 7.7(e)(2). If provisions comparable to the requirements of (B) through
          (D) of this Section 7.7(e)(2) are applicable with respect to a Member's hardship withdrawal under any other plan maintained by an Employer or Affiliate, the requirements of (B) through (D) of this
          Section 7.7(e)(2) shall be applicable to such Participant with respect to his participation under this Plan.

          For purposes of  financial  hardship  determinations  pursuant to this
          Section 7.7(e), a financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Member. A Member's request for a hardship withdrawal under this Section 7.7(e) must be accompanied or supplemented by such evidence of financial hardship as the Plan Administrator may reasonably require. Approval or disapproval of such withdrawal request shall be within the sole discretion of the Plan Administrator.

(f)  Withdrawals in General.  All withdrawal  requests  pursuant to this Section
     7.7 shall be made in such manner as the Plan Administrator may prescribe from time to time. In addition, withdrawals pursuant to this Section 7.7 shall be subject to and made in accordance with such rules and procedures as the Plan Administrator may prescribe from time to time, including rules governing the withdrawal and allocation of withdrawal payments among the Investment Funds in which the Member's Account is invested. The value of the Member's funds available for withdrawal shall be determined as of the date on which his withdrawal request is made (or, in the case of a hardship withdrawal, approved), and the value of the funds available for withdrawal shall exclude the outstanding balance of any loan made to the Member pursuant to the provisions of Section 7.6. The minimum amount of any withdrawal shall be $500, or the Member's entire Account balance, if less.

7.8       Withholding Taxes

The Employer may withhold from a Member's Compensation and the Trustee may withhold from any payment under this Plan any taxes required to be withheld with respect to contributions or benefits under this Plan.

7.9       Direct Rollover Option

(a) In General. Notwithstanding any provision of the Plan to the contrary, a Distributee may elect to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

(b) Definitions. In applying the provisions of Section 7.9(a), the following definitions shall apply:

     (1) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     (2) "Distributee" means a Member, a Member's surviving spouse, and the Member's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), with regard to the interest of the spouse or former spouse.

     (3)  "Eligible  Retirement  Plan" means an  individual  retirement  account described in Code section  408(a),  an individual  retirement  annuity described in Code section  408(b),  an annuity plan  described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a Distributee's surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     (4) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance of the Distributee's Account, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); and the portion of any distribution that is not includible in gross income
          (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(c) Special Requirements. Direct Rollovers are subject to the following additional requirements:

     (1) No amount shall be directly rolled over pursuant to this Section 7.9 unless and until it would otherwise be distributed to the Distributee and all consents and written elections required to make the distribution have been obtained. Nothing in this Section 7.9 shall be construed to permit a Distributee to select more than one of the forms of benefit described in Section 7.2 or elsewhere in the Plan.

     (2) The Plan Administrator shall provide notice to each Distributee who will receive an Eligible Rollover Distribution of the Distributee's right to elect a Direct Rollover in accordance with Code section 401(a)(31). The Plan Administrator shall provide such notice at the time and in the manner required by regulations.

     (3) The Distributee shall notify the Plan Administrator in writing by such deadline as the Plan Administrator shall prescribe whether or not he wishes to have any part of the Eligible Rollover Distribution directly rolled over. If the Distributee fails to elect a Direct Rollover by the deadline established by the Plan Administrator, then the entire amount of the Eligible Rollover Distribution shall be distributed directly to the Distributee.

     (4) A Distributee may elect that the lowest of the following amounts shall be directly rolled over:

          (A)  the entire amount of the Eligible Rollover Distribution;

          (B) such portion of the Eligible Rollover Distribution as the Distributee specifies (in accordance with rules established by the Plan Administrator), provided that the amount directly rolled over is not less than $500 or such higher amount as the Plan Administrator may prescribe in accordance with Treasury regulations; or

          (C) no portion of the Eligible Rollover Distribution if his Eligible Rollover Distributions during the year are reasonably expected to total less than $200.

     (5) The Distributee may only request a Direct Rollover to one Eligible Retirement Plan.

     (6) No amount will be directly rolled over pursuant to this Section 7.9 unless the Distributee provides the Plan Administrator, by such deadline as the Plan Administrator shall prescribe, such information as it shall require:

          (A) to determine that the amount directly rolled over will be received by an Eligible Retirement Plan that will accept the Direct Rollover; and

          (B) to make the Direct Rollover and make such reports and keep such records as are required under applicable law.

          The Plan Administrator may rely on all such information provided by the Distributee and shall not be required to verify any such information.

     (7) The Plan Administrator shall select the manner in which to make the Direct Rollover.

     (8) Any amount directly rolled over in accordance with this Section 7.9 shall be a distribution from this Plan and shall discharge any liability to the Distributee under this Plan to the same extent as a payment directly to the Distributee.

7.10   Distribution on Sale of Subsidiary/Assets

In the event of the disposition by an Employer of substantially all of the assets used in its business or its interest in a subsidiary to an unrelated company, the Plan Administrator may allow any Member who stays with the subsidiary after the sale to receive a single lump-sum distribution of his entire Account from the Plan. Any distribution pursuant to this Section 7.10 shall be made in accordance with the provisions of Code section 401(k)(10), and in accordance with the provisions of Treas. Reg. 1.401(k)-1(d)(4) establishing the rules applicable to distributions upon the sale of assets or a subsidiary. The Plan Administrator shall instruct the Trustee as to the making of Plan distributions following any such sale.

Article 8.   Limitations

8.1       Limitations on Before-Tax Contributions

(a) In no event shall any Employer make Before-Tax Contributions and BenePay Contributions (collectively referred to as Before-Tax Contributions in this
     Article 8) for any Plan Year that would result in the actual deferral percentage of the group of Highly Compensated Employees who are Eligible Employees and are participating or are eligible to participate as Participants exceeding the actual deferral percentage of the group of all other of such Eligible Employees by more than the greater of-

     (1)  one and one-quarter times, or

     (2)  the lesser of (A) two times or (B) two percentage points.

     The deferral percentage of each group of such Eligible Employees for any Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in each such group) of (i) the Before-Tax Contributions made on behalf of each such Eligible Employee for such Plan Year to (ii) such Eligible Employee's Compensation for such Plan Year. The deferral percentage for each group and the ratio for each Eligible Employee in the group shall be calculated to the nearest 1/100 of 1 percent.

     The actual deferral percentages for Highly Compensated Employees shall be determined based on the current Plan Year information; while the deferral percentages for all other Eligible Employees shall be determined based on the information for the immediately preceding Plan Year; provided, however, that the Sponsor may elect to use current year information for both groups in accordance with applicable regulations.

(b) To the extent permitted by applicable regulations, the Plan Administrator may elect that the Employers will make Qualified Nonelective Contributions, as defined in Section 4.8, that are treated as Before-Tax Contributions under the Plan when applying the deferral percentage test described in
     Section 8.1(a). The Plan Administrator may also treat Discretionary Stock Contributions under Section 4.7, as Before-Tax Contributions under the Plan when applying the deferral percentage test described in Section 8.1(a). No Qualified Nonelective Contributions or Discretionary Stock Contributions shall be included under both Sections 8.1 and 8.2 for testing purposes.

(c) To the extent necessary to conform to the limitations in Section 8.1(a), the Plan Administrator shall reduce the Before-Tax Contributions made on behalf of the Highly Compensated Employees. Such reduction shall be effected by reducing Before-Tax Contributions made on behalf of Highly Compensated Employees (in the order of their Before-Tax Contributions) beginning with the Highly Compensated Employees who made the largest dollar amounts of Before-Tax Contributions.

(d) The Plan Administrator may implement the reductions necessary to comply with the limitations provided for in this Section 8.1 at periodic intervals throughout each Plan Year and following the close of the Plan Year. Any such reduction in the Before-Tax Contributions already contributed on behalf of any Participant shall be refunded to the Participant as soon as administratively feasible, as provided under rules adopted by the Plan Administrator, but will be made at the latest before the close of the following Plan Year. Such rules may provide each Active Participant affected by a reduction with an opportunity to make a change with respect to his Before-Tax Contributions election at the time a reduction is applied, and at such later time when such reductions are no longer necessary to comply with the limitations of this Section 8.1. A reduction pursuant to this Section 8.1(d) which results in a refund of Before-Tax Contributions already contributed under the Plan shall include with such refunded amounts any earnings allocable to such refunded amount through the end of the Plan Year. Any such refunded earnings shall be computed in accordance with a method established by the Plan Administrator that is used consistently for all Participants and for all refunded amounts for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

(e) The amount of Before-Tax Contributions refunded to a Participant pursuant to this Section 8.1 shall be reduced by the amount of any Before-Tax Contributions previously distributed to the Participant to comply with the limitations of Sections 8.1(a) and 8.4.

(f) The determination and treatment of the Before-Tax Contributions and the actual deferral percentage of any Eligible Employee under this Section 8.1 shall satisfy the special provisions in this Section 8.1(f) and such other applicable requirements prescribed in Treasury regulations. An Eligible Employee shall include those Eligible Employees whose eligibility to make Before-Tax Contributions has been suspended because of an election not to participate, a distribution or a loan and those Eligible Employees who cannot defer because of the Code section 415 limits on annual additions.
     The deferral percentage of an Eligible Employee who makes no Before-Tax Contributions shall be zero. A Before-Tax Contribution shall be taken into account under the actual deferral percentage test for a Plan Year only if it is withheld from the Eligible Employee's Compensation within that Plan Year, allocated to his Account as of a date within the Plan Year and paid to the Trust as provided in Section 4.12. The actual deferral percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have before-tax contributions allocated to his accounts under two or more plans or arrangements maintained by the Employer or an Affiliate (excluding plans that cannot be permissively aggregated) shall be determined as if all such before-tax contributions were made under a single arrangement. Any before-tax contributions made under two or more plans maintained by the Employer or an Affiliate which are aggregated for purposes of Code sections 401(a)(4) or 410(b) (other than Code section 410(b)(2)(A)(ii) are to be treated as made under a single plan. And if two or more plans are permissively aggregated for purposes of applying the average deferral percentage test then the aggregated plans must satisfy Code sections 401(a)(4) and 410(b) as though they were a single plan.

8.2       Limitations on After-Tax Contributions and Matching Contributions

(a) In no event shall After-Tax Contributions and Matching Contributions for any Plan Year be made which would result in the contribution percentage of the group of Highly-Compensated Employees who are Eligible Employees and are participating or are eligible to participate as Participants exceeding the contribution percentage of the group of all other of such Eligible Employees by more than the greater of-

     (1)  one and one-quarter times, or

     (2) the lesser of (A) two times or (B) two percentage points. The contribution percentage of each group of such Eligible Employees for any Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in each such group) of (i) the After-Tax Contributions and Matching Contributions made on behalf of each such Eligible Employee for such Plan Year to (ii) such Eligible Employee's Compensation for such Plan Year. The contribution percentage for each group and the ratio for each Eligible Employee in the group shall be calculated to the nearest 1/100 of 1 percent.

     The contribution percentages for Highly Compensated Employees shall be determined based on the current Plan Year information, while the contribution percentages for all other employees shall be determined based on the information for the immediately preceding Plan Year; provided, however, that the Sponsor may elect to use current year information for both groups.

(b) To the extent permitted by applicable regulations, the Plan Administrator may elect that the Employers will make Qualified Nonelective Contributions, as defined in Section 4.8, that are treated as After-Tax and/or Matching Contributions under the Plan when applying the contribution percentage test described in Section 8.2(a). The Plan Administrator may also treat
     Discretionary Stock Contributions under Section 4.7, as After-Tax or Matching Contributions under the Plan when applying the contribution percentage test described in Section 8.2(a). No Qualified Nonelective Contributions or Discretionary Stock Contributions shall be included under both Section 8.1 and 8.2 for testing purposes.

(c) To the extent necessary to conform to the limitations in Section 8.2(a), the Plan Administrator shall reduce the After-Tax Contributions and the Matching Contributions made on behalf of the Highly Compensated Employees. Such reductions shall be affected by reducing After-Tax Contributions and Matching Contributions made by or on behalf of Highly Compensated Employees (in order of their After-Tax Contribution or Matching Contribution amounts) beginning with the Highly Compensated Employees who received the largest dollar amount of allocation of each Contribution.

(d) The Plan Administrator may implement the reductions necessary to comply with the limitations provided for in this Section 8.2 at periodic intervals throughout each Plan Year and following the close of the Plan Year. Any such reduction with respect to After-Tax Contributions already contributed under the Plan on behalf of any Participant shall be refunded to the Participant. Any such reductions with respect to the Matching Contributions already made under the Plan on behalf of any Participant shall be paid to the Participant (to the extent he is vested) or treated as a forfeiture (to the extent forfeitable). Such refunds or payments shall be made as soon as administratively feasible, but will be made at the latest before the close of the following Plan Year. The reductions provided for under this Section 8.2(d) shall also be made in accordance with such rules as the Plan Administrator may provide from time to time, including rules similar to the rules described in Section 8.1(d) relating to changes with respect to Before-Tax Contributions elections. A reduction pursuant to this Section 8.2(d) which results in a refund of After-Tax Contributions or Matching Contributions already contributed under the Plan shall include with such refunded amounts any earnings allocable to such refunded amounts through the end of the Plan Year. Any such refunded earnings shall be computed in accordance with a method established by the Plan Administrator that is used consistently for all Participants and for all refunded amounts for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts. The reductions provided under this Section 8.2(d) shall be made on the basis of the respective portions of such amounts attributable to each Highly Compensated Employee.

(e) The determination and treatment of the After-Tax Contributions and Matching Contributions and the actual contribution percentage of any Eligible Employee under this Section 8.2 shall satisfy the special provisions of this Section 8.2(e) and such other applicable requirements prescribed in Treasury regulations. An After-Tax Contribution shall be taken into account only if it is paid to the Trust during the Plan Year or within a reasonable period after the Plan Year to which it relates. Matching Contributions shall be taken into account under the actual contribution percentage test for a Plan Year only if allocated to the Eligible Employee's Account as of a date within the Plan Year and paid to the Trust by the end of the 12th month following the close of the Plan Year. The contribution percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have matching contributions and/or after-tax employee contributions allocated to his accounts under two or more plans or arrangements maintained by the Employer or an Affiliate (excluding plans that cannot be permissively aggregated) shall be determined as if all such contributions were made under a single arrangement. Any after-tax or matching contributions made under two or more plans maintained by the Employer or an Affiliate which are aggregated for purposes of Code sections 401(a)(4) or 410(b) (other than Code section 410(b)(2)(A)(ii)) are to be treated as made under a single plan. And if two or more plans are permissively aggregated for purposes of applying the contribution percentage test then the aggregated plans must satisfy Code sections 401(a)(4) and 410(b) as though they were a single plan.

(f) After any Before-Tax Contributions are distributed pursuant to Section 8.1 and any Matching Contributions are distributed (or forfeited) pursuant to
     Section 8.2, the rate of any Highly Compensated Employee's Matching Contributions must satisfy the requirements of Code section 401(a)(4), and any such Highly Compensated Employee's Account shall be reduced by forfeiting any Matching Contributions and attributable earnings as necessary to satisfy Code section 401(a)(4) nondiscrimination requirements.

8.3       Combination of Limitations; Multiple Use

The Plan Administrator may comply with the limitations of Sections 8.1 and 8.2 by combining contributions under the Plan with contributions under any other defined contribution plan maintained by an Employer or an Affiliate. Such combination shall be done in compliance with such guidelines, if any, established by the Secretary of the Treasury. In addition, the deferral percentage and contribution percentage test limitations of Sections 8.1(a) and 8.2(a) shall be applied in accordance with the provisions of Code sections
401(k) and 401(m), including any limitations as may be imposed by final regulations under such Code sections relating to the multiple use of the deferral percentage tests in Sections 8.1(a)(2) and 8.2(a)(2).

8.4       Limitations on Annual Account Additions

(a) Annual Account Addition. "Annual Account Addition" means for any Member for any Plan Year, which shall also be the limitation year, the sum of-

     (1) Employer or employee contributions made for him under any defined contribution plan, including excess contributions (as defined in Code section 401(k)(8)(B)), excess aggregate contributions (as defined in Code section 401(m)(6)(B)) and excess deferrals (as described in Code section 402(g)), irrespective of whether such amounts are distributed or forfeited;

     (2)  Forfeitures allocated to him under any defined contribution plan; and

     (3) Amounts described in Code sections 415(l)(1) and 419A(d)(2) allocated to him.

     "Any defined contribution plan" means all defined contribution plans of the Employers and Affiliates considered as one plan. For purposes of this
     Section 8.4, "Affiliate" shall have the meaning provided in Section 2.1(b), except that the phrase "more than 50%" shall be substituted for the phrase "at least 80%" each place it appears in Code section 1563(a)(1). A Rollover Contribution pursuant to Section 4.9 shall not be included as part of a Member's Annual Account Addition (nor shall any similar amounts under any other defined contribution plan).

(b) Limitation. A Member's Annual Account Addition for any Plan Year shall not exceed the lesser of-

     (1)  $30,000; or

     (2)  25 percent of the Member's Compensation.

     The limitation in Section 8.4(b)(2) shall not apply to (i) any contribution for medical benefits (within the meaning of Code section 419A(f)(2)) after separation from service which are treated as an Annual Account Addition, or
     (ii) any amount otherwise  treated as an Annual Account Addition under Code section 415(l)(1).

(c) Additional Limitation For 1999. With respect only to the 1999 Plan Year, if a Member is covered both under any defined contribution plan and under any defined benefit plan, the sum of the defined benefit plan fraction (as defined in Code section 415(e)(2)) and the defined contribution plan fraction (as defined in Code section 415(e)(3)) for such Plan Year shall not exceed one. In calculating the defined contribution fraction, the Plan Administrator may make the election described in Code section 415(e)(6). It is intended to reduce the benefits payable under any defined benefit plan to the extent necessary to prevent the sum of such fractions for any Plan Year from exceeding one before reducing contributions to any defined contribution plan. "Any defined benefit plan" means all defined benefit plans of the Employers and Affiliates considered as one plan.

(d) Reduction in Annual Account Additions. If in any Plan Year a Member's Annual Account Addition exceeds the limitation determined under Section 8.4(b), such excess shall not be allocated to his accounts in any defined contribution plan but shall be handled in the following manner and order until such excess is eliminated:

     (1) His after-tax contributions or any part thereof shall be refunded to him;

     (2) His portion of the before-tax contributions or any part thereof made on his behalf shall be refunded to him;

     (3) His portion of the allocation of employer matching contributions or any part thereof shall be placed in a suspense account; and

     (4) His portion of the allocation of any employer contributions (other than employer contributions described in Section 8.4(d)(2) and (d)(3)) or any portion thereof shall be placed in a suspense account. Such reductions shall be applied first to any other defined contribution plan, and thereafter to the Plan. If after the application of this
          Section 8.4(d), any amount is held in a suspense account, such amount shall be used to reduce Employer contributions for such Member in the next Plan Year and each succeeding Plan Year, if necessary. If the Member becomes a Former Participant, any amounts held in a suspense account will then be applied to reduce future Employer contributions for all remaining Members in the next Plan Year, and each succeeding Plan Year, if necessary. Any suspense account established pursuant to this Section 8.4(d) shall not share in the gains and losses of the Trust Fund. If a suspense account is in existence for a Plan Year, all amounts in the suspense account must be allocated to the Member before any Employer or Participant Contributions may be made to the Plan for such year. Amounts held in a suspense account may not be distributed to the Member.

     (e) Code section 415. The limitations and provisions of this Section 8.4 shall be applied in accordance with the provisions of Code section 415 and the regulations issued thereunder, which are hereby incorporated by reference into the Plan. In addition, the limitations and reductions provided for in this Section 8.4 shall be applied in accordance with such rules as the Plan Administrator may prescribe from time to time to carry out the provisions of this Section 8.4 and Code section 415, including any transition rules which are or have been applicable under Code section 415 resulting from the changes in the limitations provided thereunder.

Article 9.   Investment of Accounts

9.1       Investments

(a) Investments in General. All Contributions shall be paid over to the Trustee and shall be invested promptly by the Trustee as provided in this Article 9 and in accordance with the terms of the Trust Agreement. Dividends, interest, earnings, proceeds from the sale or tender of assets or securities (except where a loan, withdrawal, or distribution is being made) and other income from the assets credited to an Investment Fund shall be promptly reinvested in such Fund.

(b) Investment in Investment Funds. Contributions and all other funds credited to Member Accounts under the Plan shall be invested in the Investment Funds under the Plan in accordance with the Member's investment elections in effect from time to time.

(c) Member-directed Investments. The provisions in this Article 9 pertaining to Member-directed investments are intended to qualify the Plan for exemption of the Plan, the Employers, and the Plan Administrator for liability for investment losses where a Member exercises control over the assets in his Account in accordance with ERISA Section 404(c) and the regulations thereunder.

(d) Loans. Notwithstanding the foregoing provisions of this Section 9.1, in any case where a Member has made a loan of any portion of his Account pursuant to the Section 7.6, the Member shall be deemed to have directed the investment of the outstanding balance of such loan from time to time, and such balance shall be invested in such loan in accordance with the terms of the loan and the provisions of Section 7.6.

9.2       Investment Funds

The Plan shall provide for Investment Funds for the investment of the funds credited to Members' Accounts from time to time.

In addition to or in lieu of the initial Investment Funds, the Plan Administrator may also from time to time designate other Investment Funds to be available for the investment of the funds credited to the Members' Accounts. The Plan Administrator shall instruct and advise the Trustee and the Members as to the addition or deletion of an Investment Fund, including the effective date of any such addition or deletion and any special provisions as may be applicable to the investment elections or transfers with respect to the Investment Funds. The Plan Administrator shall designate the investment company, insurance company or other financial institution or institutions (including the Trustee) responsible for the management and administration of the investment of the funds of each Investment Fund. The Plan Administrator shall also establish such investment guidelines or directions as it may deem appropriate relating to the investment management and administration of the Investment Funds. The investment of funds in the Investment Fund shall also be subject to the investment provisions of the Trust Agreement.

9.3       Investment Elections for Contributions

Each Participant (or Eligible Employee, if applicable) shall file with the Plan Administrator an investment election with respect to the Contributions made by or on behalf of such Participant (or Eligible Employee) under the Plan. Such investment election shall be made in such manner as the Plan Administrator shall prescribe from time to time. The Participant's (or Eligible Employee's) investment elections shall be subject to the following provisions:

(a) Commencement of Active Participation. Whenever a Participant commences or recommences active participation under the Plan as provided in Section 3.1 or 3.2, such Participant shall make his investment election no later than the date on which he is to commence or recommence his status as an Active Participant. Such investment election shall be applicable to all subsequent Contributions made on behalf of such Participant under the Plan and the investment election shall remain in effect so long as the Participant continues as an Active Participant, or until such Participant makes a change with respect to the investment of his future Contributions, as provided in Section 9.3(c).

(b) Rollover Contributions. Whenever an Eligible Employee makes a Rollover Contribution either before or after he becomes an Active Participant, such Eligible Employee shall make his investment election no later than the date on which his Rollover Contribution is made to the Plan. Such investment election shall be applicable with respect to the Rollover Contribution made by or on behalf of the Eligible Employee.

(c) Change in Investment Elections. An Active Participant may change his investment elections in the manner prescribed by the Plan Administrator to be effective with respect to all future Contributions made by or on behalf of such Active Participant under the Plan. Such investment election shall remain in effect so long as the Participant continues as a Participant, or until the Participant makes a change with respect to the investment of his future Contributions, as provided in this Section 9.3(c).

(d) Electronic or Telephonic Changes. From time to time, the Plan Administrator may authorize the use of electronic or telephonic communications for effecting changes in investment elections.

Each time a Participant (or Eligible Employee) makes an investment election or investment election change, he shall designate the percentage increments for the investment of his Contributions among the available Investment Funds. Such designation shall be in any whole percentage increments, unless the Plan Administrator, in its discretion, provides for investments in other specified percentage increments. The Contributions made by or on behalf of each
Participant (or Eligible Employee) shall be invested under the Plan in accordance with the investment election he then has in effect with respect to such Contributions. Each such investment election shall also be applicable with respect to any earnings or other income attributable to the Contributions subject to such investment election.

9.4       Investment Transfers

A Member may make an investment transfer election with respect to the balance credited to his Accounts. Such investment transfer election shall be made in such manner as the Plan Administrator may prescribe from time to time including electronic or telephonic communications, and such investment transfer election shall become effective on that business day, or as soon thereafter as administratively practicable. To effect an investment transfer election, the Member shall designate the dollar amounts or percentage increments for the investment of the balance credited to his Accounts as of the effective date of his election. Such designation shall be in whole dollar amounts or in whole percentage increments unless the Plan Administrator, in its discretion, provides for investments in other specified dollar amounts or percentage increments. Any loss in value or adverse consequences resulting from such transfers shall reduce the value of the amount to be transferred, as directed by the Member. The Plan Administrator may restrict, delay or prohibit transfers in any Plan Year to the extent the effecting of such transfers may tend to create adverse investment results for one or more of the Funds.

9.5       Rules of Plan Administrator

The Plan Administrator shall prescribe such rules and procedures from time to time as deemed appropriate for investment elections and investment transfers under the Plan. The Plan Administrator may also from time to time provide for limitations or restrictions applicable to specific Contributions, Accounts and Investment Funds. The Plan Administrator may prescribe "default" procedures for the investment of the Contributions made by or on behalf of a Participant (or Eligible Employee) who fails to make an effective investment election pursuant to Section 9.3(a) or (b). The Plan Administrator's rules and procedures relating to investment elections and investment transfers shall be administered in a nondiscriminatory manner.

Article 10.   Administration and Fiduciary Responsibilities

10.1      Duties and Powers of Plan Administrator

The Plan Administrator shall be charged with the duty of administering the Plan and it shall have such powers and discretion, as may be necessary to discharge its duties under the Plan, including, but not by way of limitation, the following powers and duties:

(a) to administer, interpret, and construe the Plan, in its sole discretion and to determine all questions arising in connection therewith in its sole discretion;

(b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Member shall be entitled hereunder;

(c) to authorize and direct the Trustee with respect to all nondiscretionary disbursements from the Trust;

(d)  to maintain all necessary records for the administration of the Plan;

(e) to make and publish such rules for the regulation of this Plan as are consistent with the terms hereof;

(f) to compute and certify to an Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Trust Fund;

(g) to prepare and deliver all forms, reports, notices, Plan summaries, and Plan descriptions required to be filed with any governmental office or to be given to any Eligible Employee or Member;

(h) to establish uniform procedures for loans made available under Section 7.6 of this Plan;

(i) to appoint such agents, as it may deem necessary for the effective exercise of its duties, and delegate to such agents any powers and duties, both ministerial and discretionary, as the Plan Administrator may deem appropriate;

(j) to establish procedures, correct defects, supply information, or reconcile any inconsistency in this Plan in such a manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan; provided, however, that any procedure, discretionary act or interpretation of this Plan shall be applied uniformly in a manner consistent with the intent that this Plan and Trust shall continue to be qualified under the Code; and

(k) to adopt and establish such procedures, records, forms, notices and provisions as necessary to preserve and maintain any and all benefits, rights and features provided participants under any qualified employee plan which may merge into the Plan, to the extent any such benefit, right or feature is required by Code section 411(d)(6) and the regulations promulgated, thereunder to be preserved and maintained with respect to the accrued benefit of any participant as of the effective date of such merger; and

     (l) to employ investment advisors, investment managers, investment counsel, accountants, appraisal companies, actuarial consultants, public accountants, legal counsel and other individuals to assist the Plan Administrator in the performance of their respective duties under the Plan.

The decision of the Plan Administrator upon all matters within the scope of its authority shall be conclusive and binding on all persons, including each Employer, Member, Employee, Beneficiary and the Trustee.

10.2      Duties and Powers of Administrative Committee

The   Administrative   Committee   shall   have   the   following   duties   and
responsibilities under the Plan and it shall have such powers and discretion, as may be necessary to discharge such duties:

(a) to review and decide, in its sole discretion, all claims filed under the claims review procedure set forth in Section 10.11 of the Plan;

(b) to make the tender offer decisions reserved to it under Section 5.6 of the Plan; and

(c) to perform any other acts or duties which are delegated to it in writing executed by both the Plan Administrator and a majority of the members of the Administrative Committee.

The decision of the Administrative Committee upon all matters within the scope of its authority shall be conclusive and binding on all persons, including each Employer, Member, Employee, Beneficiary and the Trustee.

10.3      Membership

The members of the Administrative Committee shall be appointed by the Sponsor in accordance with procedures established by its Board of Directors. The membership of the Administrative Committee may be changed by the Sponsor at any time and from time to time; provided, however, that the Administrative Committee at all times shall consist of not less than three individuals. Any member of the Administrative Committee may resign at any time by delivering a written notice of resignation to the Chief Executive Officer of the Sponsor. The members of the Administrative Committee shall elect a Chairman and a Secretary who may, but need not, be a member of the Administrative Committee, and may designate other positions within the membership of the Administrative Committee.

10.4   Voting

All actions of the Administrative Committee shall be determined by the vote or other affirmative written expression of a majority of the members of the Administrative Committee, except actions regarding withdrawals or loans, which may be determined by the Chairman or his designee acting alone. Any certificate or other written direction on behalf of the Administrative Committee shall be signed by the Chairman or such other individual as shall be granted such authority by the Chairman.

10.5      Compensation and Bonding

Members of the Administrative Committee shall not be entitled to receive compensation for their services as such, but shall be entitled to reimbursement from the Employer for expenses incurred in such capacity. The Employer shall provide a fidelity bond for each member of the Administrative Committee as required by law. To the extent not insured against by any applicable insurance policy, the Employer shall indemnify each member of the Administrative Committee against any and all claims, loss, damages, expense, and liability arising from any action or failure to act, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member.

10.6      Employer to Furnish Information

Upon request of the Administrative Committee, each Employer shall furnish such information as is in its possession that will aid the Administrative Committee in the performance of its duties hereunder.

10.7      Records

All resolutions, proceedings, acts and determinations of the Administrative Committee shall be recorded by the Administrative Committee or under its supervision, and all such records, together with such documents and instruments as may be necessary for the administration of the Plan, shall be preserved in the custody of the Administrative Committee.

10.8      Allocation of Fiduciary Responsibilities

The Plan Administrator,  Administrative  Committee,  Trustee,  and each Employer shall be the "named fiduciaries" of the Plan as required by ERISA section 402(a). Each named fiduciary shall have only those specific powers, duties, responsibilities, and obligations as are specifically given such fiduciary under this Plan. This Plan allocates to each named fiduciary the individual responsibility for the prudent execution of the functions assigned to such person, and none of such responsibilities or any other responsibility shall be shared by two or more of such named fiduciaries, unless such joint responsibility shall be provided by a specific provision of this Plan. Whenever one named fiduciary is required by this Plan to follow the directions of another named fiduciary, the two named fiduciaries shall not be deemed to have been assigned a shared responsibility; but the responsibility of the named fiduciary giving the directions shall be deemed such person's sole responsibility, and the responsibility of the named fiduciary receiving those directions shall be to follow them insofar as such instructions are not expressly contrary to applicable law.

10.9      Payment of Expenses

All expenses of administration of this Plan shall be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrative Committee, including, but not limited to, fees of accountants, counsel, and other specialists, and other costs of administering this Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust for any such expenses and a reimbursement shall not be considered a contribution to this Plan.

10.10     Filing a Claim for Benefits

If a Member or Beneficiary does not receive the benefits which he believes he is entitled to receive under the Plan, he may file a claim for benefits with the Administrative Committee. All claims shall be made in writing and shall be signed by the claimant. If the claimant does not furnish sufficient information to determine the validity of the claim, the Administrative Committee shall indicate to the claimant any additional information which is required.

10.11     Appeals from Denial of Claims

If any claim for benefits under the Plan is wholly or partially denied, the claimant shall be given notice in writing of such denial within 60 days setting forth the following information:

(a)  the specific reason or reasons for the denial;

(b)  specific reference to pertinent Plan provisions on which denial is based;

(c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

(d) an explanation that a full and fair review by the Administrative Committee of the decision denying the claim may be requested by the claimant or his authorized representative by filing with the Administrative Committee, within 60 days after such notice has been received, a written request for such review; and

(e) if such request is so filed, the claimant or his authorized representative may review pertinent documents and submit issues and comments in writing within the same 60 day period specified in subsection (d) above.

The decision of the Administrative Committee shall be made promptly, and not later than 60 days after the Administrative Committee's receipt of the request for review, unless special circumstances require an extension of time for processing, in which case the claimant shall be so notified and a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review.

The claimant shall be given a copy of the decision promptly. The decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based. The final decision of the Administrative Committee shall be conclusive and binding on all having or claiming to have an interest in the claim being reviewed and shall not be reversed by any court unless the court shall find that the Administrative Committee's decision was arbitrary and capricious.

10.12     Indemnity for Liability

The Employer shall indemnify the members of the Administrative Committee, and each other fiduciary who is or was an Employee of the Employer, against any and all claims, losses, damages, expenses, including counsel fees, incurred by said fiduciaries and any liability, including any amounts paid in settlement with approval of the Employer and the fiduciary, arising from the fiduciary's action or failure to act in connection with said fiduciary's responsibility under this Plan except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of such fiduciary.

10.13     Conflicts

No member of the Administrative Committee shall participate in any determination by the Administrative Committee of his rights or benefits under the Plan; and, in the event that the majority of the remaining members of the Administrative Committee are unable to come to a determination of any such question, the same shall be determined by the Chief Executive Officer of the Sponsor, acting ex officio.

10.14     Reliance on Information

The Plan Administrator and the Administrative Committee may rely absolutely upon all information furnished by the Employers or any Member, provided such information is received and accepted by the Plan Administrator or the
Administrative Committee in good faith as true and accurate. The Plan Administrator or Administrative Committee may similarly rely on information furnished by anyone employed in good faith by the Employer or by the Trustee for the purpose for furnishing such information.

10.15     Beneficiary Designation

(a) Each unmarried Member may designate a Beneficiary or Beneficiaries under the Plan. He may, from time to time during his lifetime, on a form approved by and filed with the Plan Administrator, change his Beneficiary or Beneficiaries. A Member's marriage shall automatically revoke any prior Beneficiary designation.

(b) The Beneficiary of each Member who is married shall automatically be the surviving spouse of such Member, unless such spouse had consented in writing to the designation of another Beneficiary or Beneficiaries. Each married Member may, from time to time, change his designation of a Beneficiary or Beneficiaries; provided, however, that the Member may not change such designation without the written consent of his spouse. Any such written consent must satisfy the requirements of Section 10.15(e).

(c) The Beneficiary or Beneficiaries of a Member shall receive the benefits payable under the Plan in the event of the Member's death. All Beneficiary designations, and the written consents provided for in Section 10.15(b), shall be on such form or forms as may be prescribed by the Plan
     Administrator. No Beneficiary designation shall be effective for any purpose until it has been filed with the Plan Administrator during the lifetime of the Member. On each Beneficiary designation, the Member shall name a primary Beneficiary or Beneficiaries and may name a contingent Beneficiary or Beneficiaries.

(d) In the event that a Member fails to designate a Beneficiary or Beneficiaries, or if for any reason such designation shall be legally ineffective, or if all designated Beneficiaries predecease him or die simultaneously with him, distribution shall be made to the executor or administrator of the Member's estate.

(e) The written consent described in Section 10.15(b) shall not be effective unless (i) the spouse has consented in writing to the designation of another Beneficiary or Beneficiaries, (ii) such designation designates another Beneficiary or Beneficiaries (or a form of benefits) which may not be changed without written spousal consent (or the consent of the spouse expressly permits designations by the Member without any requirement of further consent by the spouse), and (iii) the spouse's consent acknowledges the effect of such designation and is witnessed by a Plan representative or a notary public. Such consent shall not be required if the Member establishes to the satisfaction of the Plan Administrator that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe by regulation.

10.16     Incompetency

Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which the Plan Administrator receives a written notice, in a form and manner acceptable to it, that such person is incompetent, for whom a guardian or other person legally vested with the care of his estate has been appointed; provided, however, that if the Plan Administrator shall find that any person to whom a benefit is payable under the Plan is unable to care for his affairs because of any disability or infirmity, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative of his estate) may be paid to the spouse, a child, a parent, or a brother or sister. Any such payment so made shall be a complete discharge of any liability therefor under the Plan. In the event a guardian of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Plan Administrator. Any such payment so made shall be a complete discharge of any liability therefor under the Plan.

10.17     Information and Data for Benefits

All  persons  claiming   benefits  from  the  Plan  must  furnish  to  the  Plan
Administrator, such documents, evidence, or information as the Plan Administrator considers necessary or desirable for the purpose of administering the Plan; and each such person must furnish such information promptly and sign such documents as the Plan Administrator may reasonably require before any benefits become payable from the Plan.

10.18     Missing Members or Beneficiaries

Each Member and each designated Beneficiary must file with the Plan Administrator, from time to time, in writing, such person's post office address and each change of post office address. Any communication, statement or notice addressed to a Member or designated Beneficiary at the last post office address of such person filed with the Plan Administrator or, if no address is filed with the Plan Administrator, then, in the case of a Member, at the last post office address of the Member as shown on the Employers' records, will be binding on the Member and the designated Beneficiary of such person for all purposes of the Plan. None of the Employers, the Plan Administrator or the Trustee will be required to search for or locate a Member or designated Beneficiary. In the event that a Member or designated Beneficiary cannot be located for a period of two years from the Member's termination of employment as an Employee, the Member's Account will be allocated among and credited to Accounts of Eligible Employees (who are eligible to receive a Discretionary Employer Contribution as provided in Section 3.4) in the same manner as Discretionary Employer Contributions are allocated pursuant to Section 4.5; provided, however, that such Account shall be reinstated if and when a claim for the forfeited amount is subsequently made by the person entitled to payment or if the Plan Administrator receives proof of death of such person satisfactory to the Plan Administrator.

10.19     No Enlargement of Employee Rights

Nothing contained in this Plan shall give any Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discipline, discharge or retire any Employee at any time.

10.20     Applicable Law

The Plan and all rights hereunder shall be governed by and construed according to the laws of the State of Oklahoma to the extent such laws have not been preempted by applicable Federal laws.

10.21     Internal Revenue Service Approval

It is the intention of the Sponsor to obtain a ruling or rulings by the District Director of the Internal Revenue Service that the Plan, as in effect from time to time, with respect to all Employers, meets the requirements of Code section 401(a).

Severability

If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

Article 11.   Trust Fund and Trustee

11.1      Establishment of Trust Fund

The Sponsor has entered into a Trust Agreement with the Trustee in order to implement and carry out the provisions of the Plan and to finance the benefits provided for under the Plan. The Sponsor may amend or modify the Trust Agreement in accordance with the terms of the Trust Agreement from time to time to accomplish the purposes of the Plan. Pursuant to the Trust Agreement, a Trust Fund was created and is to be maintained to carry out the purposes of the Plan, and the funds held as part of the Trust Fund are to be invested in accordance with the terms of the Trust Agreement and, where applicable, the Plan. The declaration of trust created under the Trust Agreement forms a part of the Plan. The Employers shall make such Contributions to the Trust Fund as are required by the provisions of the Plan, subject to the right of the Sponsor to amend, modify or terminate the Plan at any time, and all benefits under the Plan shall be paid from the Trust Fund. All rights which may accrue to any Member, Beneficiary or other person under the Plan shall be subject to all the terms and provisions of the Plan and Trust Agreement.

11.2      Trustee

The Trustee of the Trust Fund shall be the Trustee provided for under the Plan and the Trust Agreement as in effect from time to time, or any trust instrument substituted for such Trust Agreement. The Trustee's obligations, duties and responsibilities shall be governed by the terms of the Trust Agreement, or such other trust instrument as may be in effect, and, where applicable, by the terms of the Plan.

11.3      Rights in the Trust Fund

Members or any other person eligible for or claiming benefits under the Plan shall be entitled to look only to the Trust Fund for the payment of such benefits and shall have no claim against any Employer, the Plan Administrator or any other person. No person shall have any right or interest in the Trust Fund except as expressly provided in the Plan. Except to the extent, if any, that
Section 410 of ERISA may otherwise require, in no event shall the Employers, or any of their officers, directors, or Employees be liable in their individual capacities to any person whomsoever, under the provisions of the Plan or Trust Agreement.

11.4      Nonreversion; Exclusive Benefit

The Trust Fund shall be used and applied only in accordance with the provisions of the Plan and Trust Agreement, to provide the benefits provided under the Plan. No Employers shall have any right, title or interest in the assets of the Trust Fund, and no part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Members and their Beneficiaries and for the payment of the reasonable expenses of administering the Plan and Trust, except that if Contributions are made to the Trust Fund by an Employer by a mistake of fact, then such Contributions may be returned to such Employer within one year after the payment of such Contributions; and if any part or all of the Contributions are disallowed as a deduction under Code section 404, then to the extent such Contributions are disallowed as a deduction they may be returned to such Employer within one year after the disallowance; provided, however, that any earnings attributable to Contributions made by mistake of fact or disallowed as a deduction under Code section 404 shall not be returned to the Employer, but losses attributable thereto must reduce the amount returned.

11.5      Nonalienation

Except as provided in Code section 401(a)(13), neither benefits payable at any time under the Plan nor the corpus or income of the Trust Fund shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. No benefit nor the Trust Fund shall in any manner be liable for or subject to the debts or liabilities of any Member or of any other person entitled to any benefit. The Plan Administrator shall establish procedures to determine whether domestic relations orders are "qualified domestic relations orders" and to administer distributions under such qualified domestic relations orders.

11.6      Merger, Consolidation or Transfer

In the case of any merger or consolidation of the Plan with, or in the case of any transfer of assets or liabilities of the Plan to or from, any other plan, each Member shall receive a benefit immediately after the merger, consolidation, or transfer (if the Plan had then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

Article 12.   Amendment and Termination

12.1      Amendment and Termination

(a) Except as provided in Section 12.2(d), the Sponsor does hereby expressly and specifically reserve the sole and exclusive right at any time by action of the Board of Directors (or any designated officer of the Sponsor pursuant to the Board of Directors delegation) to amend, modify, or terminate the Plan. The Sponsor's right of amendment, modification, or termination shall not be subject to the consent or concurrence of any other Employer, the Trustee, any Member or any other interested party, nor shall such right be subject to any action by any other Employer notwithstanding that such action by the Sponsor may relate in whole or in part to persons in the employ of such Employer.

(b) While each Employer contemplates carrying out the provisions of the Plan indefinitely with respect to its Employees, no Employer shall be under any obligation or liability whatsoever to maintain the Plan for any minimum or other period of time.

(c) Any action taken to amend, modify or terminate the Plan shall be evidenced by a written instrument duly executed and/or certified by an officer of the Sponsor. Any such instrument evidencing an amendment to the Plan shall be delivered by the Sponsor to the Plan Administrator, the Trustee and each other Employer.

(d) Upon any termination of the Plan in its entirety, or with respect to any Employer, the Sponsor shall give written notice thereof to the Plan Administrator, the Trustee, and any Employer involved.

(e) Except as provided by law, upon any termination of the Plan, no Employer with respect to whom the Plan is terminated (including the Sponsor) shall thereafter be under any obligation, liability, or responsibility whatsoever to make any contribution or payment to the Trust Fund, the Plan, any Member or any other person, trust or fund whatsoever, for any purpose whatsoever under or in connection with the Plan.

(f) In the event the Plan is terminated, the Plan is partially terminated or Contributions under the Plan are completely discontinued, the rights of all Members (or in the case of a partial termination, the Members affected thereby) to the amounts credited to their Accounts shall continue to be fully vested and nonforfeitable.

12.2      Limitations on Amendments

The provisions of this Article 12 relating to amendments shall be subject to and limited by the following restrictions:

(a)  No  amendment  shall  operate  either  directly or  indirectly  to give any
     Employer any interest whatsoever in any funds or property held by the Trustee under the terms the Plan, or to permit the corpus or income of the Trust to be used for or diverted to purposes other than the exclusive benefit of Members or the payment of the reasonable expenses of administering the Plan.

(b) No such amendment shall operate either directly or indirectly to deprive any Member of his vested and nonforfeitable interest as of the time of such amendment.

(c) No amendment shall change the rights, duties or responsibilities of the Trustee under the Plan without its written consent.

(d) Subject to the foregoing limits, the Plan Administrator shall have the authority to amend the Plan (either retroactively or prospectively) as it deems necessary or advisable with respect to the operation and administration of the Plan that is within the scope of the responsibility and authority of the Plan Administrator as established in Article 10, including any modification or amendments necessary to comply with any laws or regulations to qualify as a tax-exempt Plan and Trust. The Plan Administrator shall not have the authority to amend the principal design characteristics of the Plan, such authority being exclusively reserved to the Board of Directors.

12.3      Effect of Bankruptcy and Other Contingencies Affecting an Employer

In the event an Employer terminates its participation in the Plan, or in the event an Employer is dissolved, liquidated, or shall by appropriate legal proceedings be adjudged a bankrupt, or in the event judicial proceedings of any kind result in the involuntary dissolution of an Employer, participation in the Plan shall be terminated with respect to such Employer. The merger, consolidation, or reorganization of an Employer, or the sale by it of all or substantially all of its assets, shall not terminate the Plan if there is delivery to such Employer by the Employer's successor or by the purchaser of all or substantially all of the Employer's assets, of a written instrument requesting that the successor or purchaser be substituted for the Employer and agreeing to perform all the provisions hereof which such Employer is required to perform. Upon the receipt of said instrument, with the approval of the Sponsor, the successor or the purchaser shall be substituted for such Employer under the Plan, and such Employer shall be relieved and released from any obligations of any kind, character, or description herein or in any Trust Agreement imposed upon it.

12.4      Distributions on Plan Termination

In the event of the termination of the Plan in its entirety, or with respect to any Employer, the Sponsor may prescribe, or instruct the Plan Administrator to prescribe, a method for making distributions from the Plan following such termination. Such method of distribution may provide for termination distributions to be made as soon as practicable following such termination, and may permit the Members to elect the form and method of their distributions. If such termination distributions are not provided for, distributions and payments shall be made to Members in accordance with the provisions of Article 7. In any such case, the Plan Administrator shall instruct the Trustee as to the making of Plan distributions following any such Plan termination.

Article 13.   Participation In and Withdrawal From the Plan by an Employer

13.1      Participation in the Plan

Any Affiliate which desires to become a participating Employer under the Plan may elect to become a party to the Plan and Trust Fund by adopting the Plan for the benefit of its Eligible Employees, effective as of the date specified in such adoption instrument, by filing with the Plan Administrator a certified copy of a resolution of its board of directors (or equivalent governing authority) to that effect, and such other instruments as the Plan Administrator may require.

The adoption resolution or decision may contain such specific changes and variations in Plan or Trust Agreement terms and provisions applicable to such adopting Employer and its Employees as may be acceptable to the Plan Administrator and the Trustee. The adoption resolution or decision shall become, as to such adopting organization and its employees, a part of this Plan as then amended or thereafter amended and the related Trust Agreement. It shall not be necessary for the adopting organization to sign or execute the original Plan and Trust Agreement documents. The coverage date of the Plan for any such adopting organization shall be that stated in the resolution or decision of adoption, and from and after such effective date, such adopting organization shall assume all the rights, obligations, and liabilities of an Employer hereunder and under the Trust Agreement. The control of the Sponsor (including the right to amend or terminate the Plan and the Trust Agreement) and the administrative powers of the Plan Administrator, as provided in the Plan and Trust Agreement, shall not be diminished by reason of the participation in the Plan of any adopting Employer.

13.2      Withdrawal from the Plan

Any Employer, other than the Sponsor, by action of its board of directors or other governing body, may elect to withdraw from the Plan and Trust Agreement by giving 90 days' advance written notice of its election to the Plan
Administrator, unless the Plan Administrator waives such advance notice or agrees to a shorter advance notice period. Distributions following such withdrawal may be implemented through continuation of the Trust Fund, or transfer to another trust fund exempt from tax under Code section 501, or to a group annuity contract qualified under Code section 401, or distributions may be made as immediate distributions in accordance with the directions of the Plan Administrator; provided, however, that no such action shall direct any part of the Trust Fund relating to the Participants of such Employer to any purpose other than the exclusive benefit of the Participants of such Employer, or the surviving spouses or Beneficiaries of such Participants, prior to the satisfaction of all benefit liabilities under the Plan with respect to the Participants of such Employer.

Article 14.   Top-Heavy Provisions

14.1      Application of Top-Heavy Provisions

(a) Single Plan Determination. Except as provided in Section 14.1(b)(2), if as of a Determination Date, the sum of the amount of the Section 416 Accounts of Key Employees and the Beneficiaries of deceased Key Employees exceeds 60 percent of the amount of the Section 416 Accounts of all Members and Beneficiaries (excluding former Key Employees), the Plan is top-heavy and the provisions of this Article 14 shall become applicable.

(b)  Aggregation Group Determination.

     (1) If as of a Determination Date the Plan is part of an Aggregation Group which is top-heavy, the provisions of this Article 14 shall become applicable. Top-heaviness for the purpose of this Section 14.1(b)(1) shall be determined with respect to the Aggregation Group in the same manner as described in Section 14.1(a).

     (2)  If the Plan is top-heavy  under Section  14.1(a),  but the Aggregation
          Group is not  top-heavy,  the Plan  shall  not be  top-heavy  and this
          Article 14 shall not be applicable.

(c) Plan Administrator. The Plan Administrator shall have responsibility to make all calculations to determine whether the Plan is top-heavy.

14.2      Definitions

(a) "Aggregation Group" means the Plan and all other plans maintained by the Employers and Affiliates which cover a Key Employee and any other plan which enables a plan covering a Key Employee to meet the requirements of Code section 401(a)(4) or 410. In addition, at the election of the Plan Administrator, the Aggregation Group may be expanded to include any other qualified plan maintained by an Employer or Affiliate if such expanded Aggregation Group meets the requirements of Code sections 401(a)(4) and 410.

(b) "Determination Date" means the last day of the Plan Year immediately preceding the Plan Year for which top-heaviness is to be determined or, in the case of the first Plan Year of a new plan, the last day of such Plan Year.

(c) "Key Employee" means a Member who for the Plan Year containing the Determination Date or any of the four preceding Plan Years is-

     (1) An officer of an Employer or Affiliate who has annual Compensation greater than 50 percent of the amount in effect under Code section 415(b)(1)(A) for such Plan Year; provided, however, that no more than the lesser of-

          (A)  50 Employees, or

          (B) the greater of (i) three Employees or (ii) 10 percent of all Employees, shall be treated as officers, and such officers shall be those with the highest annual Compensation in the five-year period;

     (2) One of the ten Employees having annual Compensation from all Employers and Affiliates for such Plan Year greater than the dollar limit specified in Code section 415(c)(1)(A) and owning both more than a one-half of 1 percent interest and the largest interests in an Employer or Affiliate;

     (3)  A 5 percent owner of an Employer or Affiliate; or

     (4)  A  1  percent  owner  of  an  Employer  or  Affiliate   having  annual
          Compensation of more than $150,000.

     Ownership shall be determined in accordance with Code section 416(i)(1)(B) and (C). For purposes of Section 14.2(c)(2), if two Employees have the same ownership interest in an Employer or Affiliate, the Employee having the greater annual Compensation from the Employers and Affiliates shall be treated as having a larger interest.

(d)  "Section 416 Account" means-

     (1) The amount credited as of a Determination Date to a Member's or Beneficiary's account, under the Plan and under any other qualified defined contribution plan which is part of an Aggregation Group (including amounts to be credited as of the Determination Date but which have not yet been contributed);

     (2) The present value of the accrued benefit credited to a Member or Beneficiary under a qualified defined benefit plan which is part of an Aggregation Group; and

     (3) The amount of distributions to the Member or Beneficiary during the five-year period ending on the Determination Date other than a distribution which is a tax-free rollover contribution (or similar transfer) that is not initiated by the Member or that is contributed to a plan which is maintained by an Employer or Affiliate; reduced by-

     (4) The amount of rollover contributions (or similar transfers) and earnings thereon credited as of a Determination Date under a plan forming part of an Aggregation Group which is attributable to a rollover contribution (or similar transfer) accepted after December 31, 1983, initiated by the Member and derived from a plan not maintained by an Employer or Affiliate.

     The account of a Member who was a Key Employee and who subsequently meets none of the conditions of Section 14.2(c) for the Plan Year containing the Determination Date is not a Section 416 Account and shall be excluded from all computations under this Article 14. Furthermore, if a Member has not performed any services for an Employer or Affiliate during the five year period ending on the Determination Date, any account of such Member (and any accrued benefit for such Member) shall not be taken into account in computing top-heaviness under this Article 14.

14.3      Minimum Contribution

(a)  General.  If the Plan is determined to be top-heavy under the provisions of
     Section 14.1 with respect to a Plan Year, the sum of employer contributions (including contributions under a salary reduction agreement) and forfeitures under all qualified defined contribution plans allocated to the accounts of each Member in the Aggregation Group who is not a Key Employee (determined without regard to whether such Member completed any minimum Period of Service or made Before-Tax Contributions for such Plan Year) and is an Employee on the last day of the Plan Year shall not be less than 3 percent of such Member's Compensation. This Section 14.3 shall not be applicable with respect to a Member who is also covered under a defined benefit plan maintained by an Employer or an Affiliate which provides the benefit specified by Code section 416(c)(1).

(b) Exception. The contribution rate specified in Section 14.3(a) shall not exceed the percentage at which employer contributions and forfeitures are allocated under the plans of the Aggregation Group to the account of the Key Employee for whom such percentage is the highest for the Plan Year. For the purpose of this Section 14.3(b), the percentage for each Key Employee shall be determined by dividing the employer contributions and forfeitures for the Key Employee by the amount of his total Compensation for the year.

14.4      Limit on Annual Additions: Combined Plan Limit

(a)  General.  If the Plan is  determined  to be top-heavy  under  Section 14.1,
     Section 8.4 of the Plan shall be applied by substituting 1.0 for 1.25 in applying the provisions of Code section 415(e)(2) and (e)(3). The transitional rule of Code section 415(e)(6)(B)(i) shall be applied by substituting "$41,500" for "$51,875."

(b)  Exception. Section 14.4(a) shall not be applicable if-

     (1) Section 14.3 is applied by substituting "4 percent" for "3 percent," and

     (2) the Plan would not be top-heavy if "90 percent" is substituted for "60 percent" in Section 14.1.

(c) Transitional Rule. If, but for this Section 14.4(c), Section 14.4(a) would begin to apply with respect to the Plan, the application of Section 14.4(a) shall be suspended with respect to a Member so long as there are-

     (1) no employer contributions, forfeitures, or voluntary nondeductible contributions allocated to such Member, and

     (2)  no accruals under a qualified defined benefit plan for such Member.

14.5      Top Heavy Vesting

If the Plan is determined to be top-heavy under the provisions of Section 14.1 with respect to a Plan Year, then effective as of the first day of such Plan Year, a Member's vested interest in his Matching Contributions Account and
Discretionary Employer Contributions Account shall be fully vested and nonforfeitable after three Years of Service. The vesting requirements of this
Section 14.5 shall not apply to a Member who does not have an Hour of Service after the Plan becomes top-heavy. If in a subsequent Plan Year the Plan is no longer top-heavy, the five Years of Service vesting requirement shall be reinstated; provided, however, that any portion of a Member-s Account that vested prior to the time of the Plan was no longer top-heavy shall remain vested.

14.6      Collective Bargaining Agreements

The requirements of Section 14.3 shall not apply with respect to any Employee included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and an Employer or Affiliate if retirement benefits were the subject of good faith bargaining between such Employee representatives and such Employer or Affiliate.

In Witness Whereof, Bank of Oklahoma, N.A. has caused this instrument to be executed by its duly authorized officers effective as of the 1st day of January 1999.



                                            Bank of Oklahoma, N.A.

ATTEST:                 BY  /s/ Gerald L. Hollingsworth
                            ---------------------------
                            Gerald L. Hollingsworth
                            Vice President,
                            Manager of Compensation and Benefits

                        BY  /s/ Frederic Dorwart
                            ---------------------------
                            Frederic Dorwart
                            Secretary
                            Legal Counsel